                                                                Rule 497(d)
                                                                33-61765
                           [Smith Barney Letterhead]

                      A SPECIAL NOTICE TO SHAREHOLDERS OF
                SMITH BARNEY MUNI FUNDS -- CALIFORNIA PORTFOLIO

                            Your Vote is Important



Dear Shareholder:

The Board of Trustees of Smith Barney Muni Funds has recently reviewed and unanimously endorsed a proposal for a reorganization of the California Portfolio (the "California Portfolio") of Smith Barney Muni Funds which it judges to be in the best interests of California Portfolio's shareholders.

Under the terms of the proposal, Smith Barney California Municipals Fund Inc. ("California Fund") would acquire all or substantially all of the assets and liabilities of California Portfolio. After the transaction, California Portfolio will be liquidated and you will become a shareholder of California Fund, having received shares with an aggregate value equivalent to the aggregate net asset value of your investment in California Portfolio at the time of the transaction. No sales charge will be imposed in the transaction. The transaction will, in the opinion of counsel, be free from federal income taxes to you, California Portfolio and California Fund, and it is intended that the combined fund will be managed by the same portfolio manager who currently manages California Fund.

The Board of Trustees of Smith Barney Muni Funds has determined that it is advantageous to combine California Portfolio with California Fund as part of the consolidation and integration of the two separate and distinct groups of mutual funds currently distributed by Smith Barney Inc. that resulted from the acquisition by Travelers Group Inc. (formerly Primerica Corporation) of certain assets of Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc.), including its retail brokerage and domestic asset management business. In particular, the combination of California Portfolio and California Fund is expected to eliminate investor confusion associated with the offering by Smith Barney Inc. of two similar California municipal bond funds that provide differing yields and also should permit the funds' investment personnel to concentrate their efforts on the management of one fund rather than having to divide their attention between two funds with similar investment objectives.

           SPECIAL MEETING OF SHAREHOLDERS:  YOUR VOTE IS IMPORTANT

To consider this transaction, we have called a Special Meeting of Shareholders to be held on November 14, 1995. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY PROMPTLY.

Detailed information about the proposed transaction is described in the enclosed proxy statement. On behalf of the Board of Trustees, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

If you have any questions regarding the proposed transaction, please feel free to call your Smith Barney Financial Consultant who will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                   Sincerely,



                                   Heath B. McLendon
                                   Chairman of the Board

October 25, 1995

               SMITH BARNEY MUNI FUNDS -- CALIFORNIA PORTFOLIO
                             388 Greenwich Street
                           New York, New York  10013


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held on November 14, 1995



          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the California Portfolio ("California Portfolio") of Smith Barney Muni Funds will be held at 388 Greenwich Street, 26th Floor, New York, New York on November 14, 1995, commencing at 3:30 p.m. for the following purposes:

     1. To approve or disapprove the Agreement and Plan of Reorganization dated as of October 23, 1995 providing for (i) the acquisition of all or substantially all of the assets of California Portfolio by Smith Barney California Municipals Fund Inc. ("California Fund") in exchange for shares of California Fund and the assumption by California Fund of scheduled liabilities of California Portfolio,
          (ii) the distribution of such shares of California Fund to shareholders of California Portfolio in liquidation of California Portfolio and (iii) the subsequent termination of California Portfolio.

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

          The Board of Trustees of Smith Barney Muni Funds has fixed the close of business on September 25, 1995 as the record date for the determination of shareholders of California Portfolio entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

          SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO CALIFORNIA PORTFOLIO AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                   By Order of the Board of Trustees

                                   Christina T. Sydor, Esq.
                                   Secretary

October 25, 1995


          YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

               PROSPECTUS/PROXY STATEMENT DATED OCTOBER 25, 1995

                         Acquisition Of The Assets Of

                             CALIFORNIA PORTFOLIO
                      a separate investment portfolio of
                            SMITH BARNEY MUNI FUNDS
                             388 Greenwich Street
                           New York, New York 10013
                                (800) 224-7523

                       By And In Exchange For Shares Of

                 SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                             388 Greenwich Street
                           New York, New York 10013
                                (800) 224-7523

          This Prospectus/Proxy Statement is being furnished to shareholders of the California Portfolio (the "Acquired Fund") of Smith Barney Muni Funds in connection with a proposed plan of reorganization to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on November 14, 1995 at 3:30 p.m. (the "Meeting"), at the offices of Smith Barney Inc. ("Smith Barney") located at 388 Greenwich Street, 26th Floor, New York, New York 10013, or any adjournment or adjournments thereof.

          The plan provides for all or substantially all of the assets of the Acquired Fund to be acquired by Smith Barney California Municipals Fund Inc. (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund (hereinafter referred to as the "Reorganization"). (The Acquiring Fund and the Acquired Fund are sometimes referred to hereinafter as the "Funds" and individually as a "Fund".) Shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund and thereafter the Acquired Fund would be terminated. As a result of the proposed Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Reorganization. Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, and no sales charge will be imposed on the Class A shares of the Acquiring Fund received by the Acquired Fund Class A shareholders. Holders of Class B or Class C shares of the Acquired Fund will receive Class B or Class C shares, respectively, of the Acquiring Fund. No contingent deferred sales charge ("CDSC") will be imposed on Class B or Class C shares of the Acquiring Fund upon consummation of the Reorganization. However, any CDSC which is applicable to a shareholder's investment will continue to apply, and in calculating the applicable CDSC payable upon the subsequent redemption of Class B or Class C shares of the Acquiring Fund, the period during which an Acquired Fund shareholder held Class B or Class C shares of the Acquired Fund will be counted. This transaction is structured to be tax-free for federal income tax purposes to shareholders and to both the Acquiring Fund and the Acquired Fund.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The Acquiring Fund is an open-end, non-diversified management investment company, whose investment objective is to provide California investors with as high a level of dividend income exempt from federal income tax and California state personal income tax as is consistent with prudent investment management and the preservation of capital. The Acquired Fund is a separate investment portfolio of Smith Barney Muni Funds, an open-end, non-diversified management investment company, whose investment objective is to pay its shareholders as high a level of monthly income exempt from federal income taxes and from California personal income taxes as is consistent with prudent investing.

          Smith Barney Mutual Funds Management Inc., 388 Greenwich Street, New York, New York 10013 (the "Manager"), serves as investment manager to both the Acquiring Fund and the Acquired Fund. The Manager is a wholly owned subsidiary of Smith Barney Holdings Inc. which, in turn, is a wholly owned subsidiary of Travelers Group Inc. It is proposed that, in connection with the Reorganization, Joseph P. Deane, the portfolio manager who manages the Acquiring Fund's portfolio, would manage the combined fund. Mr. Deane, a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Acquiring Fund since November 1, 1988, and manages the day-to-day operations of the Acquiring Fund, including making substantially all investment decisions.

          The investment policies of the Acquiring Fund are generally similar to those of the Acquired Fund. Certain differences in the investment policies of the Acquiring Fund and the Acquired Fund, however, are described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated October 25, 1995, relating to this Prospectus/ Proxy Statement and the Reorganization, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by contacting a Smith Barney Financial Consultant.

     1. The Prospectus of Smith Barney California Municipals Fund Inc. dated April 29, 1995, as supplemented by Prospectus Supplements dated May 25, 1995, July 11, 1995, July 15, 1995 and July 20, 1995, is
          incorporated in its entirety by reference and a copy accompanies this Prospectus/Proxy Statement.

     2. The Prospectus of Smith Barney Muni Funds -- California Portfolio dated November 7, 1994, as supplemented by a Prospectus Supplement dated July 26, 1995, is incorporated in its entirety by reference.

          Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Agreement and Plan of Reorganization (the "Plan") for the proposed transaction.

                               TABLE OF CONTENTS


                                                                          PAGE

ADDITIONAL MATERIALS  . . . . . . . . . . . . . . . . . . . . . . . . . .    5

FEE TABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

REASONS FOR THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . .   16

INFORMATION ABOUT THE REORGANIZATION  . . . . . . . . . . . . . . . . . .   19

INFORMATION ABOUT THE ACQUIRING FUND  . . . . . . . . . . . . . . . . . .   26

INFORMATION ABOUT THE ACQUIRED FUND . . . . . . . . . . . . . . . . . . .   38

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . .   46

INFORMATION ON SHAREHOLDERS' RIGHTS . . . . . . . . . . . . . . . . . . .   55

ADDITIONAL INFORMATION ABOUT
SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
AND SMITH BARNEY MUNI FUNDS . . . . . . . . . . . . . . . . . . . . . . .   58

OTHER BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

VOTING INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

FINANCIAL STATEMENTS AND EXPERTS  . . . . . . . . . . . . . . . . . . . .   61

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION  . . . . . . . . . . . .  A-1

                             ADDITIONAL MATERIALS

          The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated October 25, 1995 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders requesting a copy of such Statement of Additional Information.

     1. Statement of Additional Information of Smith Barney California Municipals Fund Inc. dated April 29, 1995, as supplemented on July 11, 1995.

     2. Annual Report of Smith Barney California Municipals Fund Inc. for the fiscal year ended February 28, 1995.

     3. Annual Report of Smith Barney Muni Funds -- California Portfolio for the fiscal year ended March 31, 1995.

     4.  Pro Forma Financial Statements.

                                  FEE TABLES

          Following are tables showing current costs and expenses of the Acquired Fund and the Acquiring Fund and the pro forma costs and expenses expected to be incurred by the Acquiring Fund after giving effect to the Reorganization, each based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption.

CLASS A SHARES



                                                                           Acquired               Acquiring
                                                                              Fund                   Fund             Pro Forma***

 Shareholder Transaction Expenses
    Maximum sales charge imposed on
    purchases (as a percentage of
    offering price)  . . . . . . . . . . . . . . . . . . . . .                4.00%                 4.00%               4.00%

    Maximum CDSC (as a percentage of
    original cost or redemption proceeds,
    whichever is lower) . . . . . . . . .                                     None*                  None*              None*

 Annual Operating Expenses
    (as a percentage of average net assets)
    Management fees  . . . . . . . . . . . . . . . . . . . . .                0.45%                 0.55%****            0.50%*****
    12b-1 fees . . . . . . . . . . . . . . . . . . . . . . . .                0.15******            0.15                 0.15
    Other expenses** . . . . . . . . . . . . . . . . . . . . .                0.07                  0.10                 0.07

 Total Operating Expenses  . . . . . . . . . . . . . . . . . .                0.67%                 0.80%                0.72%




* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** "Other expenses" for Class A shares of the Acquired Fund are based on expenses for the fiscal year ended March 31, 1995, for the Acquiring Fund are based on expenses for the fiscal year ended February 28, 1995, and for the pro forma financial figures are based on estimated expenses for the fiscal year ended March 31, 1995.

*** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1994.

**** For investment advisory services, the Acquiring Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.35% up to $500 million and 0.32% in excess of $500 million. For administrative services rendered, the Acquiring Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million.




***** Effective on November 17, 1995 (the anticipated date of the Reorganization), the Manager has agreed to reduce the Acquiring Fund's aggregate management fees to 0.50% of the Acquiring Fund's average daily net assets.


****** 12b-1 fees for the fiscal year ended March 31, 1995 have been restated to reflect the annualized level of 12b-1 fees currently authorized to be paid. 12b-1 fees were instituted by the Acquired Fund in November 1994.



CLASS B SHARES




                                                                   Acquired               Acquiring
                                                                     Fund                   Fund                  Pro Forma***

 Shareholder Transaction Expenses
     Maximum sales charge imposed on
     purchases (as a percentage of offering
     price) . . . . . . . . . . .                                         None                None                   None

     Maximum CDSC (as a percentage of
     original cost or redemption proceeds,
     whichever is lower)  . . . . .                                       4.50%               4.50%                  4.50%

 Annual Operating Expenses
       (as a percentage of average net assets)
    Management fees  . . . . . . . . . . . . . . . . . .                   0.45%               0.55%****             0.50%*****
    12b-1 fees*  . . . . . . . . . . . . . . . . . . . .                   0.65                0.65                  0.65
    Other expenses** . . . . . . . . . . . . . . . . . .                   0.09                0.12                  0.08

 Total Operating Expenses  . . . . . . . . . . . . . . .                   1.19%               1.32%                 1.23%




* Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.

** "Other expenses" for Class B shares of the Acquired Fund are based on expenses for the fiscal year ended March 31, 1995, for the Acquiring Fund are based on expenses for the fiscal year ended February 28, 1995, and for the pro forma financial figures are based on estimated expenses for the fiscal year ended March 31, 1995.

*** The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the Reorganization had taken place as of April 1, 1994.

**** For investment advisory services, the Acquiring Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.35% up to $500 million and 0.32% in excess of $500 million. For administrative services rendered, the Acquiring Fund pays the Manager a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million.

***** Effective on November 17, 1995 (the anticipated date of the Reorganization), the Manager has agreed to reduce the Acquiring Fund's aggregate management fees to 0.50% of the Acquiring Fund's average daily net assets.



CLASS C SHARES





                                                                   Acquired               Acquiring
                                                                     Fund                   Fund                 Pro Forma***

 Shareholder Transaction Expenses
     Maximum sales charge imposed on
     purchases (as a percentage of offering
     price) . . . . . . . . . . . .                                      None                   None                     None

     Maximum CDSC (as a percentage of
     original cost or redemption proceeds,
     whichever is lower) . . . . . . . . . . . . . . . . .               1.00%                  1.00%                    1.00%

 Annual Operating Expenses
     (as a percentage of average net assets)
     Management fees . . . . . . . . . . . . . . . . . . .
     12b-1 fees* . . . . . . . . . . . . . . . . . . . . .               0.45%                  0.55%****                0.50%*****
     Other expenses**  . . . . . . . . . . . . . . . . . .               0.70                   0.70                     0.70
                                                                         0.08                   0.12                     0.08

 Total Operating Expenses  . . . . . . . . . . . . . . . .               1.23%                  1.37%                    1.28%




*                   Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee.  As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National
                    Association of Securities Dealers, Inc.

** "Other expenses" for Class C shares of the Acquired Fund are based on expenses for the fiscal year ended March
                    31, 1995, for the Acquiring Fund are based on expenses for the fiscal year ended February 28, 1995, and for the pro forma financial figures are based on estimated expenses for the fiscal year ended March 31, 1995.

***                 The pro forma financial figures are intended to provide shareholders with information about the continuing impact of the Reorganization as if the
                    Reorganization had taken place as of April 1, 1994.

****                For investment advisory services, the Acquiring Fund pays the Manager a fee at the following annual rates of average daily net assets:  0.35% up to $500 million and 0.32% in excess of $500 million.  For administrative services rendered, the Acquiring Fund pays the Manager a fee at the following annual rates of average daily net assets:  0.20% to $500 million and 0.18% in excess of $500 million.

*****               Effective on November 17, 1995 (the anticipated date of the
                    Reorganization), the Manager has agreed to reduce the Acquiring Fund's aggregate management fees to 0.50% of the Acquiring Fund's average daily net assets.



Examples

          The following examples are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables above.





                                                                  1 Year              3 Years           5 Years          10 Years*

 An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

 Class A
    Acquired Fund  . . . . . . . . . . . . . . . . .                 $47               $61               $76                $120
    Acquiring Fund . . . . . . . . . . . . . . . . .                  48                65                83                 135
    Pro Forma  . . . . . . . . . . . . . . . . . . .                  47                62                78                 126

 Class B
    Acquired Fund  . . . . . . . . . . . . . . . . .                 $57               $68               $75                $130
    Acquiring Fund . . . . . . . . . . . . . . . . .                  58                72                82                 145
    Pro Forma  . . . . . . . . . . . . . . . . . . .                  58                69                78                 135

 Class C
    Acquired Fund  . . . . . . . . . . . . . . . . .                 $23               $39               $68                $149
    Acquiring Fund . . . . . . . . . . . . . . . . .                  24                43                75                 165
    Pro Forma  . . . . . . . . . . . . . . . . . . .                  23                41                70                 155





* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.


An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:




                                                                1 Year              3 Years           5 Years           10 Years*

 Class A
      Acquired Fund  . . . . . . . . . . . . . . .                 $47               $61               $76                  $120
      Acquiring Fund . . . . . . . . . . . . . . .                  48                65                83                   135
      Pro Forma  . . . . . . . . . . . . . . . . .                  47                62                78                   126

 Class B
      Acquired Fund  . . . . . . . . . . . . . . .                 $12               $38               $65                  $130
      Acquiring Fund . . . . . . . . . . . . . . .                  13                42                72                   145
      Pro Forma  . . . . . . . . . . . . . . . . .                  13                39                68                   135

 Class C
      Acquired Fund  . . . . . . . . . . . . . . .                 $13               $39               $68                  $149
      Acquiring Fund . . . . . . . . . . . . . . .                  14                43                75                   165
      Pro Forma  . . . . . . . . . . . . . . . . .                  13                41                70                   155





* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

     The examples also provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                    SUMMARY

          THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE AGREEMENT AND PLAN OF REORGANIZATION, A COPY OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A, THE ACCOMPANYING PROSPECTUS OF THE ACQUIRING FUND DATED APRIL 29, 1995, AS SUPPLEMENTED BY PROSPECTUS SUPPLEMENTS DATED MAY 25, 1995, JULY 11, 1995, JULY 15, 1995 AND JULY 20, 1995, AND THE
PROSPECTUS OF THE ACQUIRED FUND DATED NOVEMBER 7, 1994, AS SUPPLEMENTED BY A PROSPECTUS SUPPLEMENT DATED JULY 26, 1995.

          PROPOSED REORGANIZATION. The Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization".) As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of that number of full and fractional shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets are exchanged for shares of the Acquiring Fund. (Shareholders of Class A, Class B or Class C shares of the Acquired Fund will receive Class A, Class B or Class C shares, respectively, of the Acquiring Fund.) See "Information About the Reorganization -- Plan of Reorganization."

          For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of Smith Barney Muni Funds, including the Trustees of Smith Barney Muni Funds who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Reorganization and therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Directors of the Acquiring Fund has reached similar conclusions with respect to the Acquiring Fund and has also approved the Reorganization in respect of the Acquiring Fund.

          Approval of the Reorganization will require the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Acquired Fund. For purposes of voting with respect to the Reorganization, the Class A, Class B and Class C shares of the Acquired Fund will vote together as a single class. See "Voting Information."

          TAX CONSEQUENCES. Prior to completion of the Reorganization, the Funds will have received an opinion of counsel that, upon the Reorganization and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization.

          INVESTMENT OBJECTIVES AND POLICIES. The Acquiring Fund and the Acquired Fund have generally similar investment objectives, policies and restrictions. The Acquiring Fund is an open-end, non-diversified management investment company whose investment objective is to provide California investors with as a high a level of dividend income exempt from federal income tax and California state personal income tax as is consistent with prudent investment management and the preservation of capital. The Acquired Fund is also an open-end, non-diversified management investment company whose investment objective is to pay its shareholders as high a level of monthly income exempt from federal income taxes and from California personal income taxes as is consistent with prudent investing. For a discussion of the differences between the investment policies of the Acquiring Fund and the Acquired Fund, see "Comparison of Investment Objectives and Policies."

          PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures available to shareholders of the Acquiring Fund are virtually identical to those of the Acquired Fund. Purchase of shares of the Acquiring Fund and the Acquired Fund may be made through the Funds' distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group, at their respective public offering prices (net asset value next determined plus any applicable sales charge). Class A shares of both the Acquiring Fund and the Acquired Fund are sold subject to a maximum initial sales charge of 4.00% of the public offering price. Class A shares of either Fund may be purchased at a reduced sales charge or at net asset value, determined by aggregating the dollar amount of a new purchase and the total asset value of all Class A shares of Funds offered by Smith Barney held by such person that are exchangeable with Class A shares of either Fund and applying the (reduced) sales charge applicable to such aggregate. Purchases of Class A shares of both Funds, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months. Class B and Class C shares of both Funds are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and are subject to a CDSC payable upon certain redemptions. In addition, Class Y shares of both Funds are sold without an initial sales charge or CDSC, and are available only to investors meeting an initial investment minimum of $5,000,000. As of September 25, 1995 (the "Record Date"), no Class Y shares of either Fund were outstanding. In addition, the Acquiring Fund is authorized to issue a fifth class of shares, Class Z shares, exclusively for sale to tax-exempt employee benefit and retirement plans of Smith Barney and to certain unit investment trusts sponsored by Smith Barney or any of its affiliates. As of the Record Date, the Acquiring Fund had not sold any Class Z shares. The Acquired Fund does not offer Class Z shares.

          Class A shares of both the Acquiring and the Acquired Fund may be redeemed at their respective net asset values per share next determined without charge, except as set forth in the preceding paragraph. Class B shares of both Funds may be redeemed at their net asset value per share, subject to a maximum CDSC of 4.50% of the lower of original cost or redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. Class C shares of both Funds may be redeemed at their net asset value per share, subject to a CDSC of 1.00% if such shares are redeemed during the first 12 months following their purchase. Shares of both Funds held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. All other shares may be redeemed through a Smith Barney Financial Consultant, Introducing Broker or dealer in the selling group or by forwarding a written request for redemption to The Shareholder Services Group, Inc. ("TSSG" or the "transfer agent"), a subsidiary of First Data Corporation. See "Redemption of Shares" in the accompanying Prospectus of the Acquiring Fund.

          EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of the Acquiring Fund are virtually identical to those available to shareholders of the Acquired Fund. Shareholders of both the Acquired Fund and the Acquiring Fund may exchange at net asset value all or a portion of their shares for shares of the same class in certain other funds of the Smith Barney Mutual Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or a loss under federal income tax provisions. No initial sales charge is imposed on the shares being acquired in an exchange, and no CDSC is imposed on the shares being disposed of in the exchange. A sales charge differential, however, may apply to exchanges of Class A shares with other Smith Barney Mutual Funds. For purposes of computing the CDSC that may be payable upon a disposition, the Class B and Class C shares acquired in the exchange will be deemed to have been purchased on the same date as the Class B and Class C shares that were exchanged therefor. Class B shares of the Funds that are exchanged for Class B shares of other Smith Barney Mutual Funds imposing a higher CDSC will be subject to the higher applicable CDSC. See "Exchange Privilege" in the accompanying Prospectus of the Acquiring Fund.

          DIVIDENDS. The Acquiring Fund declares dividends from its net investment income (that is, income other than its net realized long- and short-term capital gains) monthly, and pays dividends on the last Friday of each calendar month to shareholders of record as of the preceding Tuesday. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the end of the fiscal year in which they have been earned. Similarly, dividends of substantially all of the Acquired Fund's net investment income are declared and paid monthly and any realized capital gains are declared and distributed annually. With respect to both Funds, unless a shareholder otherwise instructs, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at net asset value, subject to no sales charge or CDSC. The distribution option currently in effect for a shareholder of the Acquired Fund will remain in effect after the Reorganization. After the Reorganization, however, the former Acquired Fund shareholders may change their distribution option at any time by contacting a Smith Barney Financial Consultant. See "Dividends and Distributions" in the accompanying Prospectus of the Acquiring Fund.

          SHAREHOLDER VOTING RIGHTS. The Acquiring Fund and Smith Barney Muni Funds are both registered with the SEC as open-end, investment companies. The Acquiring Fund is a Maryland corporation having a Board of Directors. The Acquired Fund is a separate series of Smith Barney Muni Funds, a Massachusetts business trust having a Board of Trustees. Shareholders of both Funds have similar voting rights. Neither Fund holds a meeting of shareholders annually, and there is normally no meeting of shareholders held for the purpose of electing Directors/Trustees unless and until such time as less than two-thirds of the Directors or a majority of the Trustees holding office, as the case may be, have been elected by shareholders. At that time, the Directors/Trustees in each Fund then in office will call a shareholders' meeting for the election of Directors/Trustees.

          In addition, under the laws of the Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value (subject to any applicable CDSC) prior to the date of the Reorganization.

          For purposes of voting with respect to the Reorganization, the Class A, Class B and Class C shares of the Acquired Fund will vote together as a single class. See "Information on Shareholders' Rights -- Voting Rights."

                                 RISK FACTORS

          Due to the similarities of investment objectives and policies of the Acquiring Fund and the Acquired Fund, the investment risks are substantially similar. Such risks are generally those typically associated with municipal securities, primarily those of California issuers. The following is a summary of certain risk factors associated with investing in shares of the Acquiring Fund, certain of which are also applicable to the Acquired Fund. This summary is qualified in its entirety by the accompanying Prospectus of the Acquiring Fund. In addition, certain risks associated with various investment strategies utilized by the Acquiring Fund are described herein under "Comparison of Investment Objectives and Policies."

          The Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not emphasize these issuers. Certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of Californian governmental entities may impair the ability of issuers of some California municipal securities to maintain debt service on their obligations.

          Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. A Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          There are several risks in connection with the use of certain portfolio strategies by the Acquiring Fund, such as the use of when-issued securities, municipal bond index futures contracts and put and call options on interest rate futures as hedging devices, municipal leases and securities lending. Certain of these risks are also applicable in connection with the use of certain portfolio strategies by the Acquired Fund. See "Comparison of Investment Objectives."


                        REASONS FOR THE REORGANIZATION

          The Board of Trustees of the Smith Barney Muni Funds has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund. The Funds have generally similar investment objectives and policies and have the same investment adviser, distributor and transfer agent. In reaching this conclusion, the Board considered a number of factors as described below.

          Among the factors considered by the Board of Trustees of Smith Barney Muni Funds was the 1993 transaction pursuant to which Travelers Group Inc. (formerly Primerica Corporation) acquired certain assets of Lehman Brothers Inc. (formerly Shearson Lehman Brothers Inc.), including its retail brokerage and domestic asset management business. As a result of this transaction, Smith Barney became the sponsor of two separate and totally distinct families of mutual funds, each with, among other things, differing pricing structures, classes of shares, exchange privileges, sweep functions and types of funds. The Board was advised that, with the completion of the merger of back-office brokerage operations and the implementation of a uniform pricing and class structure on November 7, 1994, significant consolidation of the two mutual fund groups had been made feasible and desirable. The Board was further informed that the next step in this process would be to eliminate the duplication of funds within the consolidated Smith Barney fund complex. The Board of Trustees of Smith Barney Muni Funds was presented with information that indicated that investors have been and will continue to be confused in the face of similar California municipal bond funds managed by the same investment adviser (although the Acquired Fund and the Acquiring Fund have a different portfolio manager, i.e., the individual primarily responsible for each Fund's day-to-day investment decisions). In particular, the Board was presented with information to the effect that, with two different funds, Smith Barney was confronted with certain operational and shareholder services issues, including (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and (ii) investor confusion associated with offering similar funds that provide differing yields. The Board also considered that no sales charges would be imposed in effecting the Reorganization and the advantages of eliminating duplication inherent in marketing two funds with similar investment objectives.

          Information regarding the operating expenses of the Acquired Fund reflecting expenses for the fiscal year ended March 31, 1995, and information regarding the operating expenses of the Acquiring Fund reflecting expenses for the fiscal year ended February 28, 1995, is included under the caption "Fee Tables" in this Prospectus/Proxy Statement. Based upon these levels of expenses, and assuming the same level of assets of the combined fund after the Reorganization as on March 31, 1995, it is estimated that Class A, Class B and Class C shareholders of the Acquired Fund should experience a 0.05%, 0.04% and 0.05% increase, respectively, in total operating expenses, resulting from an increase of 0.05% in management fees paid to the Manager and, in the case of Class B shares, an accompanying 0.01% decrease in other operating expenses.

          At its June 7, 1995 meeting, the Board of Directors of the Acquired Fund was presented by the Manager with more current information, reflecting operating expenses as of April 30, 1995, which took into account the effects of various changes in operating expenses applicable to the Funds, such as changes in certain transfer agency expenses. The Board was shown pro forma financial information which indicated that, assuming the same level of assets for the combined fund after the Reorganization as on April 30, 1995, it is estimated that Class A,

Class B and Class C shareholders of the Acquired Fund should experience a 0.02% increase in total operating expenses, resulting from an increase of 0.05% in management fees paid to the Manager accompanied by a decrease of 0.03% in certain other operating expenses. The pro forma total operating expenses considered by the Board are identical to the pro forma total operating expenses included under the caption "Fee Tables" in this Prospectus/Proxy Statement. However, the Board considered, among other things, the impact of the increased operating expenses on the Acquired Fund's shareholders, the nature and quality of services provided to shareholders, including performance, the impact of economies of scale and comparative fee structures. Further, the Board was presented with information illustrating that the pro forma management fee to be paid by the combined fund following the Reorganization would be lower than the average management fee paid by California municipal funds included in a survey using data prepared by Lipper Analytical Services, Inc. (the "Lipper California Muni Average") with respect to front-end load shares (which are comparable to Class A shares of the Funds) as of March 31, 1995 (without giving effect to management fee waivers and expense reimbursements), and that the pro forma total operating expenses of the combined fund following the Reorganization would be only 0.01% higher than the Lipper California Muni Average, and would be lower than the Lipper California Muni Average before giving effect to fee waivers and expense reimbursements. The pro forma fees, the Board was also informed, would be more in line with fees paid by comparable funds. Further, the Board was shown pro forma financial information which indicated that, assuming the same level of assets for the combined fund after the Reorganization, the aggregate total management fees paid by the combined fund to the Manager would be approximately $166,000 less than would otherwise be paid annually to the Manager by the Acquiring Fund and the Acquired Fund had the Reorganization and the proposed decrease in the Acquiring Fund's management fee not taken place. The Board also considered, among other things, the terms and conditions of the Reorganization and the comparative investment performance of the Funds. In addition, the Board was advised that the Reorganization would be effected as a tax-free reorganization.

          The Board of Trustees of Smith Barney Muni Funds was informed that the Reorganization was one of a number of proposed reorganizations involving Smith Barney Muni Funds and other municipal bond funds within the Smith Barney mutual fund complex. In connection with these reorganizations, it has been proposed that the surviving fund's management fee be either increased or decreased, as the case may be, to 0.50% of such Fund's average daily net assets. The Board members were informed that the pro forma total operating expenses for the combined fund would be consistent with the reorganizations involving the other series of Smith Barney Muni Funds. Based in part on this discussion of the ongoing consolidation of the Smith Barney mutual fund complex, the Board of Trustees of Smith Barney Muni Funds approved, subject to shareholder approval, a new investment management agreement for the Acquired Fund. The new investment management agreement, which is otherwise substantively identical to the Acquired Fund's current investment management agreement, would provide for an increase in management fees from 0.45% to 0.50% of the Acquired Fund's average daily net assets. To save unnecessary proxy expenses to the Acquired Fund, however, the Board of Trustees has determined first to seek shareholder approval of the Reorganization, as approval thereof would obviate the need for a second solicitation of shareholder votes to approve the proposed investment management agreement. Effective on November 17, 1995 (the anticipated date of the Reorganization), the Board of Directors of the Acquiring Fund approved a management fee of 0.50% of the Acquiring Fund's average daily net assets, representing a decrease from the Acquiring Fund's current fee of 0.55%. No shareholder approval is necessary to effectuate this reduced management fee.

          In light of the foregoing, the Board of Trustees of Smith Barney Muni Funds, including the Independent Trustees, has determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund. The Board of Trustees has also determined that a combination of the Acquired Fund and the Acquiring Fund would not result in a dilution of the interests of the Acquired Fund's shareholders.

          The Board of Directors of the Acquiring Fund has also determined that it is advantageous to the Acquiring Fund to acquire the assets of the Acquired Fund. The Board of Directors was presented with information that indicated that investors will continue to be confused in the face of similar California municipal bond funds managed by the same adviser. The Board was presented with information to the effect that, with two different funds, Smith Barney experienced (i) dilution of the firm's money management and research expertise due to the splitting of attention between the two highly similar funds; and (ii) client confusion associated with offering similar funds that provide differing yields. In addition, among other factors, the Board of Directors considered the proposed decrease in management fee rates as well as pro forma financial information provided by the Manager which indicated that the Reorganization should result in a decrease in the expense ratio on shares of the Acquiring Fund. The Board of Directors also considered the terms and conditions of the Reorganization and representations that the Reorganization would be effected as a tax-free reorganization. Accordingly, the Board of Directors, including a majority of the independent Directors, has determined that the Reorganization is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Reorganization.


                     INFORMATION ABOUT THE REORGANIZATION

          PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all or substantially all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund on November 17, 1995 or such later date as may be agreed upon by the parties (the "Closing Date").

          Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The Acquiring Fund will not assume any liabilities or obligations other than those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York City time, on the Closing Date. The number of full and fractional Class A, Class B and Class C shares of the Acquiring Fund to be issued to the Acquired Fund shareholders will be determined on the basis of the Acquiring Fund's and the Acquired Fund's relative net asset value per Class A, Class B and Class C shares, respectively. The net asset value per share of each class will be determined by dividing assets, less liabilities, by the total number of outstanding shares of the relevant class.

          The Acquired Fund and the Acquiring Fund will utilize the procedures set forth in the Prospectus of the Acquiring Fund to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. The method of valuation employed will be consistent with the requirements set forth in the Prospectus of the Acquiring Fund, Rule 22c-1 under the 1940 Act and the interpretation of such rule by the SEC's Division of Investment Management.

          At or prior to the Closing Date, the Acquired Fund will, and the Acquiring Fund may, declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to their respective shareholders all taxable income for the taxable period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid). In addition, the Acquired Fund's dividend will include its net capital gains realized in the taxable year ending on or prior to the Closing Date (after reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to each of the Acquired Fund's shareholders. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated.

           The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval of the Acquired Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing Date (i) by mutual agreement of Smith Barney Muni Funds on behalf of the Acquired Fund and the Acquiring Fund, (ii) by Smith Barney Muni Funds on behalf of the Acquired Fund in the event that the Acquiring Fund shall, or the Acquiring Fund in the event that Smith Barney Muni Funds shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) by Smith Barney Muni Funds on behalf of the Acquired Fund or by the Acquiring Fund if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Approval of the Plan will require the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Acquired Fund. If the Reorganization is not approved by shareholders of the Acquired Fund, the Board of Trustees of Smith Barney Muni Funds will consider courses of action available to it, including re-submitting the Reorganization proposal to shareholders.

Alternatively, the Board may choose to submit to shareholders a proposal, already approved by Trustees, to adopt a new investment management agreement that provides for an increase in the management fee currently payable by the Acquired Fund to the Manager from 0.45% to 0.50% of the Acquired Fund's average daily net assets. The new investment management agreement would otherwise be substantively identical to the investment management agreement currently in effect between the Acquired Fund and the Manager.

          DESCRIPTION OF THE ACQUIRING FUND'S SHARES. Full and fractional shares of common stock of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus. Generally, the Acquiring Fund does not issue share certificates to shareholders unless a specific request is submitted to the Acquiring Fund's transfer agent. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets of the Acquired Fund for shares of the Acquiring Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Acquiring Fund and Smith Barney Muni Funds on behalf of the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

          (1) the transfer of all or substantially all of the Acquired Fund's assets in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund's shares and the assumption of scheduled liabilities of the Acquired Fund;

          (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund's shares and the assumption of scheduled liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund's shares to the Acquired Fund's shareholders;

          (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund;

          (5) the aggregate tax basis for shares of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the Acquired Fund surrendered therefor, and the holding period of shares of the Acquiring Fund to be received by each shareholder of the Acquired Fund will include the period during which shares of the Acquired Fund exchanged therefor were held by such shareholder (provided shares of the Acquired Fund were held as capital assets on the date of the Reorganization); and

          (6) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

          CAPITALIZATION. The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of September 25, 1995, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.




                                                Smith Barney Muni Funds -      Smith Barney California          Pro Forma for
                                                   California Portfolio         Municipals Fund Inc.           Reorganization
                                                       (Unaudited)                   (Unaudited)                 (Unaudited)


                                                                     (In thousands, except per share values)
 Class A Shares
 Net assets  . . . . . . . . . . . . . . . . .          $156,500                      $409,968                    $566,468
 Net asset value per share . . . . . . . . . .          $  12.50                      $  15.77                    $  15.77
 Shares outstanding  . . . . . . . . . . . . .            12,516                        26,003                      35,924

 Class B Shares
 Net assets  . . . . . . . . . . . . . . . . .          $    893                      $139,129                    $140,022
 Net asset value per share . . . . . . . . . .          $  12.50                      $  15.76                    $  15.76
 Shares outstanding  . . . . . . . . . . . . .                71                         8,828                       8,884

 Class C Shares
 Net assets  . . . . . . . . . . . . . . . . .          $  6,534                      $  2,548                    $  9,082
 Net asset value per share . . . . . . . . . .          $  12.49                      $  15.76                    $  15.76
 Shares outstanding  . . . . . . . . . . . . .               523                           162                         576

 Class Y Shares
 Net assets  . . . . . . . . . . . . . . . . .                $0                        $0                            $0
 Net asset value per share . . . . . . . . . .                $0                        $0                            $0
 Shares outstanding  . . . . . . . . . . . . .                 0                         0                             0

 Class Z Shares
 Net assets  . . . . . . . . . . . . . . . . .                N/A                       $0                            $0
 Net asset value per share . . . . . . . . . .                N/A                       $0                            $0
 Shares outstanding  . . . . . . . . . . . . .                N/A                        0                             0


          As of the Record Date, there were 12,516,255 outstanding Class A shares, 71,418 outstanding Class B shares, 523,023 outstanding Class C shares and no outstanding Class Y shares of the Acquired Fund, and 26,002,880 outstanding Class A shares, 8,828,440 outstanding Class B shares,
161,718 outstanding Class C shares and no outstanding Class Y shares or Class Z shares of the Acquiring Fund. As of the Record Date, the officers and Trustees of Smith Barney Muni Funds beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquired Fund. To the best knowledge of the Trustees of Smith Barney Muni Funds, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth in the table below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquired Fund. As of the Record Date, the officers and Directors of the Acquiring Fund beneficially owned as a group less than 1% of the outstanding shares of each class of the Acquiring Fund. Except as set forth in the table below, to the best knowledge of the Directors of the Acquiring Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Exchange Act) owned beneficially or of record more than 5% of the outstanding shares of a class of the Acquiring Fund.




                                                       Percentage of
                                                                                                       Class Owned
                                                                                                        of Record
                                                                                                      or Beneficially


                                                                                                                    Upon
     Name and                                               Fund                                                 Consummation of
   the Address                                           and Class                  As of the Record Date          Reorganization








 William C. Lochmoeller TTEE                           Acquired Fund Class B                   16.21%                *
 FBO The Lochmoeller Family Trust U/A/D
 07/29/80
 1270 Mesa Road
 San Marino, CA  91108

 Joan Barnett TTEE                                     Acquired Fund Class B                    13.47                 *
 Barnett 1995 Trust UAD 6/12/95
 FBO Joan Barnett
 3917 Alta Mesa Drive
 Studio City, CA  91604

 Patricia S. Gonzalez                                  Acquired Fund Class B                    11.78                 *
 204 Upland Court
 Redwood City, CA  94062












                                                       Acquired Fund Class B                    11.65                 *

 Jane C. Higgins,
 Successor TTEE
 FBO Donald R. Higgins & Janet C. Higgins
 Revocable Trust A
 U/A/D 06/10/85
 3119 Clairidge Way
 Sacramento, CA  95821

 Steven H. Pettit TTEE                                 Acquired Fund Class B                     8.71                 *
 FBO the Tina & Tom Pettit
 Irrev. Trust  DTD 04/13/95
 4839 Meadow Ridge Road
 Santa Ysabel, CA  92070

 Roberto Kelly                                         Acquired Fund Class B                     5.90                 *
 Irwin Weiner Sports Enterprises Inc.
 19 Bradhurst Avenue
 Hawthorne, NY  10532

 Vivian Gilbert Strell                                 Acquired Fund Class B                     5.44                 *
 Laurie Gilbert and Samuel Gilbert JTWROS
 7008 Lipmann Street
 San Diego, CA  92122

 John Nisser                                           Acquired Fund Class C                     5.15                 3.71%
 16229 Woodruff Avenue
 Bellflower, CA  90706

 R. Philip Hammond TTEE                                Acquiring Fund Class C                   15.85                 4.45
 F/B/O Philip Hammond &
 Vivienne Hammond Trust V-3
 UAD 12/12/84
 P.O. Box 1735
 Santa Monica, CA  90406

 Edward Bavaria and                                    Acquiring Fund Class C                    7.97                 2.24%
 Elizabeth J. Bavaria JTWROS
 9 Rockingham Drive
 Newport Beach, CA  92660

 Otto Kahn and Irene Chan Kahn JTWROS                  Acquiring Fund Class C                    7.95                 2.23
 9846 Lesterford Avenue
 Downey, CA  90240

























  Aldo Borin TTEE FBO                                Acquiring Fund Class C                    5.77                 1.62
  The Frank J. Borin Sr. Trust
  U/A/D 10/15/90
  10050 Old Redwood Highway
  Penngrove, CA  94951

____________
* Less than 1.00%




                     INFORMATION ABOUT THE ACQUIRING FUND

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF MARKET CONDITIONS AND PORTFOLIO REVIEW (THROUGH FEBRUARY 28, 1995).

          Despite the difficult investment environment of the year ended February 28, 1995, the Fund performed well, providing investors in Class A shares with a total return of 2.46% and Class B shares with a total return of 1.89%. These return numbers resulted in a first quarter ranking for both Class A (#2 of 83 funds) and Class B (#6 of 83 funds) shares by Lipper Analytical Services, Inc., an independent mutual fund performance tracking organization, for the twelve months ended February 28, 1995. Reflecting the improvement in the municipal market that began late in 1994, Class C shares, a newly-available class of shares, earned a total return of 11.72% for the period between November 14, 1994 and February 28, 1995.

Market and Economic Overview

          The past fiscal year demonstrated that volatility is becoming a permanent feature of the fixed income landscape. Management believes this is largely attributable to the development of new technologies, the speed of communications and the freer movement of capital around the globe. The municipal market has also been affected by these changes. During most of the past fiscal year the municipal market experienced a significant rise in interest rates which negatively impacted performance only to finish the year with one of the most powerful bond rallies in recent memory.

          Management believes the volatility of the municipal market over the period was the result of a marketplace that initially assumed that the superior economic growth in both the U.S. and overseas would create inflationary problems for all the bond markets. Anticipation proved much worse than reality, however, as the Federal Reserve moved both aggressively and early to stave off this threat, thereby producing an inflation index below 3% for 1994. As the market gradually came to the conclusion that an elusive "soft landing" was economically possible, its reaction was swift and forceful, producing a powerful bond rally during the last several months of 1994.

          In early December 1994, Orange County, California filed for bankruptcy protection under Chapter 9 of the federal bankruptcy code because of losses sustained by its investment pool. The investment pool consists of deposits from Orange County itself, agencies within Orange County (such as Orange County Sanitation District Authority and Orange County Transportation Authority) and various local communities. The pool suffered substantial losses through the use of leverage and derivative investments.

          At the end of this fiscal reporting period, approximately 8% of the Fund was invested in securities issued by various agencies located within Orange County. However, none of these holdings are direct obligations of the county itself, and more than half are either insured or backed by guaranteed investment contracts. In addition, another 5% of the Fund was invested in a San Joaquin Transportation corridor bond, whose issuer is a participant in Orange County's investment pool.

          Orange County is currently trying to negotiate a settlement with its pool participants, and the Fund anticipates that one will be reached by early June. The Fund believes that the bankruptcy proceedings will not have a material impact on the ability of these issuers to make scheduled interest and principal payments and therefore will have little, if any, effect on the Fund. Nevertheless, management is actively monitoring the Orange County proceedings.


Investment Strategy and Portfolio Structure

          In seeking to achieve the Fund's investment objective of providing California investors with as high a level of dividend income exempt from federal income tax and California state personal income tax as is consistent with prudent investment management and the preservation of capital, management's long-term investment strategy is to provide investors with a very competitive yield, and then produce the best total return management can, whatever the market conditions. Management's current strategy has been to take advantage of last autumn's bond decline by extending the average life of the portfolio and purchasing more discount securities (bonds that are selling below their redemption value). Discount securities typically have a dual advantage in rising markets. First, they tend to be one of the best performing asset classes as rates decline. Second, they tend to provide much better call protection, which lowers the risk of having bonds prematurely called away. This strategy greatly enhanced the performance of the Fund in the recent bond rally, and it will continue to be management's strategy until management sees inflation re-emerge (although this does not appear to be an imminent possibility).


          In terms of credit quality, management has focused primarily on increasing the percentage of the Fund's AA- and AAA-rated holdings, the two highest rating categories available. At the end of this fiscal year, nearly 70% of the portfolio was invested in AA- and AAA-rated securities. Management believes these securities offer the Fund's shareholders the best value. Management concentrated the portfolio in essential service revenue bonds and debt issued by local communities for redevelopment projects and various civic improvements. These types of bonds provide the Fund with competitive yields and a high degree of liquidity, which makes it easier to navigate the Fund through turbulent market periods.

Management's Update (through July 31, 1995).

          The increases last year in short-term rates by the Federal Reserve Board are clearly slowing the economy's expansion from its faster pace of last fall. The question now on the minds of economists and investors is whether this is merely a pause in economic activity or indicative of longer-term economic weakness. Management does not believe that forthcoming economic data will show conclusive evidence of a recession and instead is working under the assumption that the economy will experience a small pause and then steady growth with moderate inflation.

          The municipal market had a spectacular rally during the first half of 1995, and the Fund was positioned to take full advantage of it. A significant percentage of the portfolio was invested in high-quality discount coupons, which allowed the Fund to maximize its net asset value during a rapidly declining interest-rate environment. Management's goal is to use market strength to gradually increase coupons, shorten maturities and take a more conservative approach to the market until these interest-rate levels prove they can hold.

          However, some uncertainties surround the market. Among these are the many flat-tax proposals being championed by members of both political parties. Real legislative action is still probably several years away and must be revenue neutral to make any economic sense -- a very difficult balancing act to accomplish. These discussions have caused periodic weakness in the municipal market during the past months and will no doubt continue to cause periodic weakness over the next few years, which management will view as an opportunity to invest at levels that represent real value to the Fund's shareholders.

          A defining moment for the municipal market was Orange County's filing for bankruptcy in December 1994, which immediately cast a pall on the entire market. Its impact on the broader market since then has been minimal but has been considerably stronger on the securities of Orange County itself. A positive development in the Orange County bankruptcy is the expected vote by the California Legislature on a comprehensive program, backed by the county and many of its constituencies, that would provide key elements of the county's debt repayment plan. Anything that demonstrates a commitment to repaying its debt is good for Orange County and the municipal market as a whole. Management will continue to monitor the situation closely.

          The Fund has not participated in any of the recent debt offerings by Orange County. Currently, approximately 9.42% of the portfolio is invested in securities issued by various agencies located within Orange County. None of these holdings, however, are direct obligations of the county itself, and 90% are either insured or backed by guaranteed-investment contracts. In addition, another 5.37% of the portfolio is invested in a San Joaquin Transportation corridor bond, whose issuer is a participant in Orange County's investment pool. Management believes that the negotiations surrounding Orange County's debt obligations will not have a material effect on the ability of these issuers to make scheduled interest and principal payments, and therefore will have little, if any, effect on the Fund. At July 31, 1995, 93.2% of the portfolio was invested in securities rated investment grade (BBB/Baa and higher) by either Standard & Poor's or Moody's. The majority of the Fund's assets were invested in essential-service revenue bonds and debt issued by local communities for redevelopment projects and various civic improvements. The average maturity of the Fund was 19.7 years. As stated earlier, management intends to gradually increase coupons, shorten the average maturity of the portfolio and assume a more conservative stance.



 Smith Barney California Municipals Fund Inc.


 Historical Performance    Class A Shares (unaudited)

     Year Ended                   Net Asset Value              Capital Gains     Dividends Paid     Return of      Total Return*
     February 28              Beginning           Ending             Paid                             Capital

         1986                 $13.94              $16.16             __              $1.21             --              25.80%
         1987                 $16.16              $16.54           $0.33             $1.14             __              12.13%
         1988                 $16.54              $15.49           $0.07             $1.09             --              1.09%
         1989                 $15.49              $15.33           $0.03             $1.12             --              6.67%
         1990                 $15.33              $15.61             --              $1.07             --              9.02%
         1991                 $15.61              $15.66           $0.12             $1.07             --              8.29%
         1992                 $15.66              $15.78           $0.27             $1.05             --              9.50%
         1993                 $15.78              $16.70           $0.29             $0.97            $0.04            14.76%
         1994                 $16.70              $16.15           $0.65             $0.84             --              5.92%
         1995                 $16.15              $15.40           $0.19             $0.89             --              2.46%

 Total                                                             $1.95             $10.45           $0.04

 Cumulative Total Return - (3/1/85 through 2/28/95)                                                                   144.89%




 * Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the front-end sales charge (maximum 4.00%).


    THE FUND'S POLICY IS TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.



 Average Annual Total Return**    Class A Shares


                                         Without Sales Charge                                 With Sales Charge***
                                    With                     Without                     With                     Without
                                 Fee Waiver                Fee Waiver                 Fee Waiver                 Fee Waiver
                                and Expense                and Expense                and Expense               and Expense
                               Reimbursement              Reimbursement              Reimbursement             Reimbursement

 Year Ended 2/28/95                 N/A                       2.46%                       N/A                     (1.64%)

 Five Years Ended
 2/28/95                            N/A                       8.11%                       N/A                      7.23%

 Ten Years Ended
 2/28/95                           9.37%                      8.56%                      8.92%                     8.16%





 ** All average annual total return figures shown reflect reinvestment of dividends and capital gains at net asset value. The Acquiring Fund waived investment advisory and sub-investment advisory and administration fees from April 1984 to February 1986 and reimbursed expenses from April 1984 to February 1985. A shareholder's actual return for the period during which waivers and reimbursements were in effect would be the higher of the two numbers shown.

*** Average annual total return figures shown assume the deduction of the maximum 4.00% sales charge.

     Note: On November 6, 1992, existing shares of the Fund were designated Class A shares. Class A shares are subject to a maximum 4.00% front-end sales charge and service fee of 0.15% of the value of the average daily net assets attributable to that class. The Acquiring Fund's average annual rates of return would have been lower had service fees been in effect prior to November 6, 1992.

    GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC. VS. LIPPER CALIFORNIA MUNICIPAL FUND AVERAGE AND LEHMAN
                        BROTHERS MUNICIPAL BOND INDEX*

                     FEBRUARY 28, 1985 - FEBRUARY 28, 1995

                   Description of Mountain Chart -- Class A

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on February 28, 1985 in Class A shares of the Acquiring Fund as compared with the growth of a $10,000 investment in the Lipper California Municipal Fund Average and the Lehman Brothers Municipal Bond Index. The plot points used to draw the line graphs were as follows:



                                                                 Growth of $10,000               Growth of $10,000 Investment in
                                Growth of $10,000                  Investment in the               the
            Month              Invested in Class A                Lipper California               Lehman Brothers
            Ended              Shares of the Fund                   Municipal Fund Average        Municipal Bond Index

          02/85                      $ 9,600                            $10,000                         $10,000
          03/85                      $ 9,688                            $10,066                         $10,086
          06/85                      $10,413                            $10,846                         $10,932
          09/85                      $10,331                            $10,713                         $10,768
          12/85                      $11,104                            $11,497                         $11,639
          03/86                      $12,158                            $12,531                         $12,817
          06/86                      $12,022                            $12,462                         $12,738
          09/86                      $12,545                            $13,056                         $13,422
          12/86                      $13,108                            $13,599                         $13,886
          03/87                      $13,464                            $13,957                         $14,222
          06/87                      $12,701                            $13,145                         $13,835
          09/87                      $12,311                            $12,690                         $13,492
          12/87                      $12,973                            $13,340                         $14,095
          03/88                      $13,377                            $13,731                         $14,579
          06/88                      $13,681                            $14,016                         $14,861
          09/88                      $14,088                            $14,413                         $15,241
          12/88                      $14,533                            $14,806                         $15,524
          03/89                      $14,607                            $14,919                         $15,627
          06/89                      $15,431                            $15,775                         $16,553
          09/89                      $15,444                            $15,729                         $16,564
          12/89                      $15,918                            $16,256                         $17,201
          03/90                      $15,950                            $16,301                         $17,277
          06/90                      $16,304                            $16,672                         $17,681
          09/90                      $16,248                            $16,562                         $17,691
          12/90                      $17,007                            $17,316                         $18,455
          03/91                      $17,233                            $17,620                         $18,870
          06/91                      $17,551                            $17,988                         $19,274
          09/91                      $18,311                            $18,702                         $20,024

          12/91                      $18,962                            $19,256                         $20,696
          03/92                      $18,882                            $19,306                         $20,758
          06/92                      $19,699                            $20,058                         $21,546
          09/92                      $20,025                            $20,485                         $22,120
          12/92                      $20,480                            $20,877                         $22,523
          03/93                      $21,258                            $21,735                         $23,358
          06/93                      $22,001                            $22,468                         $24,123
          09/93                      $22,672                            $23,275                         $24,938
          12/93                      $23,066                            $23,500                         $25,288
          03/94                      $22,004                            $22,113                         $23,899
          06/94                      $22,220                            $22,175                         $24,164
          09/94                      $22,346                            $22,282                         $24,329
          12/94                      $21,528                            $21,735                         $23,980
          02/95                      $23,510                            $23,203                         $25,384


* Illustration of $10,000 invested in Class A shares on February 28, 1985 assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains at net asset value through February 28, 1995.

  Lipper California Municipal Fund Average - The Lipper California Municipal Fund Average is composed of an average of the Fund's peer group of mutual funds (83 as of February 28, 1995) investing in California municipal bonds.

  Lehman Brothers Municipal Bond Index - The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

  Index information is available at month-end only; therefore the closest month-end to inception date of the class has been used.

  Note: All figures cited here and on the previous page represent past performance of Class A shares and do not guarantee future results.



 Smith Barney California Municipals Fund Inc.


 Historical Performance    Class B Shares (unaudited)

 Year Ended                             Net Asset Value          Capital Gains     Dividends      Return of
 February 28                          Beginning       Ending            Paid          Paid         Capital           Total Return*

 11/6/92-2/28/93                        $15.84         $16.70           $0.29          $0.28         $0.01                 9.27%
 1994                                   $16.70         $16.15           $0.65          $0.76         --                    5.40%
 1995                                   $16.15         $15.40           $0.19          $0.80         --                    1.89%

 Total                                                                  $1.13          $1.84         $0.01
 Cumulative Total Return    (11/6/92 through 2/28/95)                                                                     17.35%



* Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the CDSC.




 Average Annual Total Return**    Class B Shares


                                                                    Without CDSC                              With CDSC***

 Year Ended 2/28/95                                                       1.89%                                  (2.40)%
 Inception 11/6/92 through 2/28/95                                        7.15%                                   5.99%


** All average annual total return figures shown reflect reinvestment of dividends and capital gains at net asset value.

*** Average annual total return figures assume the deduction of the maximum applicable CDSC which is described in the prospectus.

     Note: The Fund began offering Class B shares on November 6, 1992. Class B shares are subject to a maximum 4.50% CDSC and service and distribution fees of 0.15% and 0.50%, respectively, of the value of the average daily net assets attributable to that class.

                GROWTH OF $10,000 INVESTED IN CLASS B SHARES OF
               SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC. VS.
                 LIPPER CALIFORNIA MUNICIPAL FUND AVERAGE AND
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX*

                     NOVEMBER 6, 1992 - FEBRUARY 10, 1995

                   Description of Mountain Chart -- Class B

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on November 6, 1992 in Class B shares of the Acquiring Fund as compared with the growth of a $10,000 investment in the Lipper California Municipal Fund Average and the Lehman Brothers Municipal Bond Index. The plot points used to draw the line graphs were as follows:



                                                            Growth of $10,000                     Growth of $10,000 Investment in
                               Growth of $10,000            Investment in the                     the
            Month              Invested in Class B          Lipper California                     Lehman Brothers
            Ended              Shares of the Fund           Municipal Fund Average                Municipal Bond Index
          10/31/92                           -                   $10,000                                $10,000
          11/06/92                     $10,000                         -                                      -
             11/92                     $10,174                   $10,270                                $10,179
             12/92                     $10,338                   $10,406                                $10,283
             03/93                     $10,718                   $10,833                                $10,664
             06/93                     $11,080                   $11,199                                $11,013
             09/93                     $11,403                   $11,601                                $11,385
             12/93                     $11,588                   $11,713                                $11,545
             03/94                     $11,039                   $11,022                                $10,911
             06/94                     $11,133                   $11,053                                $11,032
             09/94                     $11,181                   $11,106                                $11,108
             12/94                     $10,757                   $10,834                                $10,948
             02/95                     $11,735**                 $11,565                                $11,589
             02/95                     $11,443***



* Illustration of $10,000 invested in Class B shares on March 28, 1988 assuming deduction of the maximum CDSC at the time of investment and reinvestment of dividends and capital gains at net asset value through July 31, 1994.

**        Value does not assume deduction of applicable CDSC.

*** Value assumes deduction of applicable CDSC (assuming deduction on February 28, 1995).

Lipper California Municipal Fund Average - The Lipper California Municipal Fund Average is composed of an average of the Fund's peer group of mutual funds (83 as of February 28, 1995) investing in California municipal bonds.

Lehman Brothers Municipal Bond Index - The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

Note: All figures cited here and on the following pages represent past performance of Class B shares and do not guarantee future results.

Smith Barney California Municipals Fund Inc.


 Historical Performance    Class C Shares (unaudited)


 Year Ended                        Net Asset Value                       Capital            Dividends                Total
 July 31                   Beginning            Ending                  Gains Paid             Paid                 Return*

 11/14/94-2/28/95          $14.19             $15.40                      $0.19               $0.23                  11.72%

 Total                                                                    $0.19               $0.23
 Cumulative Total Return    (11/14/94 through 2/28/95)                                                               11.72%


*Figures assume reinvestment of all dividends and capital gains distributions at net asset value and do not assume deduction of the CDSC.




 Aggregate Total Return** -- Class C Shares

                                                                                Without CDSC                    With CDSC
                                                                                   Actual                       Actual***

 Inception 11/14/94 through 2/28/95                                                      11.72%                       10.72%


** All average annual total return figures shown reflect reinvestment of dividends and capital gains at net asset value.

*** Average annual total return figures assume the deduction of the maximum applicable CDSC.

Note: The Fund began offering Class C shares on November 14, 1994. Class C shares are subject to a maximum 1.00% CDSC and annual service and distribution fees of 0.15% and 0.55%, respectively, of the value of the average daily net assets attributable to that class.

          Performance information is not available for Class Y shares of the Acquiring Fund because, as of the Record Date, no Class Y shares of the Acquiring Fund had been sold.

                      INFORMATION ABOUT THE ACQUIRED FUND

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF MARKET CONDITIONS AND PORTFOLIO REVIEW (THROUGH MARCH 31, 1995).

Market and Economic Overview

          Since management's last report to shareholders in November 1994, the fixed-income markets, and municipal bonds in particular, have enjoyed a powerful rally. Municipal bond yields have declined more than a full percentage point, as evidenced by the drop in the average yield on The Bond Buyer's weekly 25-Bond Revenue Index of 30-year municipal bonds from a high of 7.37% on November 17, 1994 to 6.29% on March 31, 1995. This was substantially better than the performance of the benchmark 30-year Treasury bond, which experienced a decline in yield of 70 basis points from 8.13% to 7.43% during the same time frame.

          The vastly improved bond markets reflect a growing consensus that inflation will remain under control, and the Federal Reserve Board will be successful in engineering a "soft landing" by slowing the economy down to a more sustainable, non-inflationary rate of growth. The seven increases in the federal funds rate (the rate banks charge each other for overnight loans), orchestrated by the Federal Reserve Board since February 1994, appear to be slowing the pace of economic growth. Recent economic reports show a slower rate of increase in employment, producer prices, and retail prices, and retail
sales.   Industrial production and capacity utilization were also lower than expected, signalling a possible slowdown in the country's strong manufacturing sector. These generally favorable economic fundamentals are more than offsetting concerns about the substantial decline in the value of the dollar relative to the Japanese yen and German mark on the foreign exchange markets.

          Late in April, several tax-reform proposals which recommend a flat federal income tax rate began to receive increased attention in the national financial press and from municipal bond market participants. Adoption of a flat tax would diminish the advantages of tax exemption for municipal bonds. Although the various plans being circulated are only proposals, the publicity surrounding them has recently caused some investors to back away from the municipal bond market. In management's opinion it is much too early in the process to predict what changes in the tax laws, if any, will actually take place, but tax reform will certainly be a major topic of political debate over the next few years. Many observers believe that the more radical proposals for changes in the way taxes are collected have little chance for enactment.

          Absent these tax-reform concerns, municipals would probably continue to be strong performers relative to Treasuries and other taxable investments due to the low supply of new issues. Not only did last year's spike in interest rates sharply reduce refinancing activity in the municipal market, but voter pressure on states and municipalities to rein in spending and cut taxes, or at least avoid tax increases, has also resulted in a roughly 30% decline in new-money financing. In addition, the universe of existing municipal bonds is shrinking. In 1995, an estimated $230 billion of older, high-coupon issues will mature or be called as they reach their first optional call dates. With estimates of new-issue volume at less than $150 billion, the net reduction in municipal debt outstanding could approach $100 billion this year, contracting the market by about eight percent. Ordinarily, a reduction in supply of this magnitude would be expected to provide a powerful boost for municipal bond values as it did earlier this year. Uncertainties about various tax proposals, however, will probably keep municipals from trading any better than their normal relationship to taxable investment alternatives.

          Management would also like to briefly discuss the Orange County, California financial crisis that forced both the county and its investment pool to declare bankruptcy late in 1994. The seeds of this situation were sown in the declining interest-rate environment of prior years. As short-term interest rates plummeted through late 1993, some market participants, such as Orange County's investment pool manager, turned to leverage or derivatives as a way of boosting yields. Leverage is simply the process of borrowing in the short-term market and investing in longer-term bonds in order to take advantage of the difference in yield between the two sectors. Derivatives are securities that have a rate of return that is derived from an underlying asset or market index. In many cases, the use of derivatives had the same effect as leverage by allowing investors to magnify returns, but without actually borrowing money. When short-term rates rebounded, many of these portfolios suffered serious damage, with Orange County the most prominent example due to its size and the severity of its losses. Leverage, rather than the use of derivatives, caused the bulk of the harm that occurred in this situation.

          Fortunately, the extent of the problems facing the county and other participants in its investment pool appear to be virtually unique. While certain other municipalities experienced losses as a result of higher interest rates, none of these losses appear to be of sufficient magnitude to create the risk of default or bankruptcy. However, should Orange County default on upcoming repayments of short-term notes -- and its disclosed plans for dealing with this crisis have so far demonstrated a less than forthright willingness to pay -- there could be serious repercussions for other California local government issuers and possibly the entire municipal market. In any case, the California Portfolio did not hold bonds issued by Orange County, and only one issue held by the California Portfolio (that was not insured or otherwise credit enhanced) was identified as a pool participant. This solid-waste system issue represents less than one percent of the Portfolio's assets and is secured by a separate, ongoing revenue stream that should not be encumbered because revenue bond payments are not subject to the automatic stay of a bankruptcy.

The California Economy

          Economic conditions in California are stronger than they have been in four years. Nevertheless California was the only state to experience a rating reduction from the two major rating agencies in 1994. Moody's lowered its rating from Aa to A1 and Standard & Poor's reduced its rating from A+ to
A. Rating agencies look at both a state's economy and its budget; and expenditures for social services, although more realistic than in previous years, are still high in California's current budget proposal.

California Portfolio

          The California Portfolio had a total return of 6.47% (Class A shares) for the fiscal year. That was well above the 5.94% average total return for all California municipal bond funds over the same period, as reported by Lipper Analytical Services.

          Long-term performance of the Portfolio is also excellent relative to its peers. The Portfolio's five-year cumulative total return (excluding sales charge) of 48.62% (Class A shares) substantially outperformed the average cumulative total return of 44.09% for all California municipal bond funds in the Lipper survey for the period ended March 31, 1995. It is also noteworthy that this strong performance over the last five years has been achieved with the need for only minimal capital gains distributions, an important consideration for investors interested in after-tax income.

          While management has a generally positive outlook for the fixed-income markets, the size of the rally experienced so far would seem to leave little room for disappointment, and any sign of a rebound in economic activity is likely to result in a return to higher interest rates. Management also believes that the unique supply and demand characteristics of the municipal market and tax-reform uncertainties will tend to exaggerate price swings relative to taxable investments.

          In light of this viewpoint, management is maintaining a balanced approach to structuring the interest-rate sensitivity of the Portfolio by investing in a combination of both long and short effective maturities. Most long-term municipal bonds are callable prior to their stated maturity date. When a bond has a coupon higher than prevailing market yields, its maturity is effectively shortened to the call date for trading purposes because of the possibility that the issuer will exercise its option to replace the bond with lower-cost debt. Management is retaining high-coupon bonds that trade well above their face value for the defensiveness of their shorter effective maturities and the above-market level of income they provide. However, management is also focusing on eliminating bonds with shorter call dates when they are trading near face value. Such bonds have unfavorable performance characteristics because they retain the downside risk of their longer maturity if rates should rise, but their appreciation potential is limited by the shorter call date if interest rates decline.

Management is replacing such issues with bonds that have similar stated maturities but greater call protection.

          Although this strategy sacrifices some of the current income being generated by the Fund, it enhances long-term performance potential if interest rates continue to decline without adding to downside risk if interest rates rise. Management believes that positioning the Fund in this manner is the best way to achieve its objective of the highest tax-free income consistent with prudent investment risk.

Management's Update (through September 13, 1995).

          The fixed-income markets have been rallying in recent weeks in response to economic reports pointing to slower growth and lower inflation. This rally has pushed the yield on the benchmark 30-year Treasury bond to the low end of the 6.5% to 7% range, where it has been trading over the last several months. After significantly underperforming Treasuries during the strong rally earlier in the year, long-term municipals have kept pace with 30-year Treasuries as reflected in the movement in the yield of The Bond Buyer's 25 Revenue Bond Index to 6.16% from its recent peak of 6.44% reached in mid-August. However, municipal bonds are still quite cheap relative to Treasuries with long-term single A issues providing over 90% of the yield available on long-term Treasuries. The primary reason for this historically high taxable/tax-exempt yield ratio is investor concern over the potential impact of various highly publicized "flat tax" proposals discussed in management's last report to shareholders. At these levels management believes that all but the most radical tax reform proposals have been more than fully discounted, and that long-term municipals represent excellent value.

          While inflation remains quite subdued, and management does not expect it to accelerate meaningfully from current levels, in management's opinion, any sign of a rebound in economic activity is likely to result in a move to higher interest rates over the near term. Management intends to retain most of the Portfolio's more defensive high-coupon issues for income purposes but will have a bias toward putting new cash flows to work in non-callable and lower-coupon bonds in what it believes will be a positive environment for fixed-income investments over the longer term.

          Update on Orange County

          A positive development in the Orange County bankruptcy is the expected vote by the California Legislature on a comprehensive program, backed by the county and many of its constituencies, that would provide key elements of the county's debt repayment plan. Anything that demonstrates a commitment to repaying its debt is good for Orange County and the municipal market as a whole. Management will continue to monitor the situation closely. The California Portfolio did not hold any bonds issued by Orange County.

          The California Economy

          The California economy has hit its trough and has now started to make incremental improvements from a very deep recession. California is currently rated A1 by Moody's and A (with a stable outlook) from Standard & Poor's.

Smith Barney Muni Funds -- California Portfolio


 Historical Performance    Class A Shares


                                        Net Asset Value
                                Beginning               End                 Income           Capital Gains            Total
 Year Ended                      of Year              of Year              Dividends         Distributions          Returns(1)

 3/31/95                         $12.27                 $12.28             $0.75                $0.00                  6.47%
 3/31/94                          12.78                  12.27              0.77                 0.03                  2.15
 3/31/93                          12.05                  12.78              0.78                 0.00                 12.93
 3/31/92                          11.62                  12.05              0.80                 0.00                 11.11
 3/31/91                          11.47                  11.62              0.84                 0.00                  8.90
 3/31/90                          11.17                  11.47              0.85                 0.00                 10.44
 3/31/89                          10.96                  11.17              0.86                 0.00                 10.07
 Inception* - 3/31/88             12.50                  10.96              0.88                 0.00                 (5.79)

 Total                                                                     $6.53                $0.03







 Historical Performance    Class B Shares

                                       Net Asset Value

                                Beginning               End                Income           Capital Gains            Total
 Year Ended                      of Year              of Year             Dividends         Distributions          Returns(1)

 Inception* - 3/31/95           $11.52                $12.29             $0.28                $0.00                9.18%






 Historical Performance    Class C Shares

                                       Net Asset Value

                                Beginning               End                Income           Capital Gains            Total
 Year Ended                      of Year              of Year             Dividends         Distributions          Returns(1)

 3/31/95                         $12.26                $12.28             $0.66                $0.00                5.80%
 3/31/94                          12.77                 12.26              0.68                 0.03                1.45
Inception* - 3/31/93              12.46                 12.77              0.18                 0.00                3.95

 Total                                                                    $1.52                $0.03



     It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Smith Barney Muni Funds -- California Portfolio


 Average Annual Total Return


                                                                                        Without Sales Charge(1)
                                                                           Class A             Class B              Class C

 Year Ended 3/31/95                                                              6.47%           N/A            5.80%
 Five Years Ended 3/31/95                                                        8.24            N/A            N/A
 Inception* through 3/31/95                                                      6.88           9.18            5.02

                                                                                          With Sales Charge(2)

                                                                           Class A             Class B              Class C

 Year Ended 3/31/95                                                              2.22%           N/A              4.80%
 Five Years Ended 3/31/95                                                        7.36            N/A              N/A
 Inception* through 3/31/95                                                      6.33            4.68%            5.02





 Cumulative Total Return

                                                                        Without Sales Charge(1)

 Class A (Inception* through 3/31/95)                                           70.16%
 Class B (Inception* through 3/31/95)                                            9.18
 Class C (Inception* through 3/31/95)                                           11.57



(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year thereafter until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, Class B and Class C shares are April 3, 1987, November 11, 1994 and January 5, 1993, respectively.

                         Growth of $10,000 Invested in
                  Class A Shares of California Portfolio vs.
                            Lehman Long Bond Index*
                                  (unaudited)


                            April 1987 - March 1995

                    Description of Mountain Chart - Class A

          A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 on April 3, 1987 in Class A shares of the Acquired Fund as compared with the growth of a $10,000 investment in the Lehman Long Bond Index. The plot points used to draw the line graphs were as follows:



                                        Growth of $10,000 Investment in                  Growth of $10,000 Investment in
         Month Ended March 31           Class A Shares                                        Lehman Long Bond Index


             April 3, 1987                               9,600.61                                            10,000.00
                  1985                                   9,394.40                                            10,165.60

                  1989                                  10,307.00                                            11,126.60
                  1990                                  11,350.40                                            12,337.77

                  1991                                  12,324.80                                            13,298.21

                  1992                                  13,657.00                                            14,805.68
                  1993                                  15,383.50                                            16,967.65

                  1994                                  15,677.10                                            17,156.89
                  1995                                  16,666.70                                            18,706.04


* Hypothetical illustration of $10,000 invested in Class A shares at inception on April 3, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges, if any) and capital gains (at net asset value) through March 31, 1995. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.
     The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


     Performance information is not available for Class Y shares of the Acquired Fund because, as of the Record Date, no Class Y shares of the Acquired Fund had been sold.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The following discussion comparing investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Fund is based upon and qualified in its entirety by the disclosure in the prospectuses of the Acquiring Fund and the Acquired Fund with respect to the Funds' respective investment objectives, policies and restrictions. For a full discussion of these issues as they relate to the Acquiring Fund, refer to the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement, under the caption "Investment Objective and Management Policies," and for a discussion of these issues as they relate to the Acquired Fund, refer to the Prospectus of the Acquired Fund under the caption "Investment Objectives and Management Policies."

          INVESTMENT OBJECTIVE. The Acquiring Fund and the Acquired Fund have generally similar investment objectives. The Acquiring Fund seeks to provide California investors with as high a level of dividend income exempt from federal income tax and California state personal income tax as is consistent with prudent investment management and the preservation of capital. The Acquired Fund seeks to provide as high level of monthly income exempt from federal income taxes and from California personal income taxes as is consistent with prudent investing. There can be no assurance that either Fund will be able to achieve its investment objective. Both the Acquiring Fund's and the Acquired Fund's investment objectives are considered fundamental policies which cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the respective Fund, which is the lesser of: (i) 67% of the voting securities of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund.

          PRIMARY INVESTMENTS. The Acquiring Fund operates subject to an investment policy providing that, under normal market conditions, it will invest at least 80% of its net assets in California municipal securities, which pay interest which is excluded from gross income for federal income tax purposes and which is exempt from California state personal income tax. Such obligations are issued to raise money for a variety of public projects, such as health facilities, housing, airports, schools, highways and bridges. The Acquiring Fund may invest up to 20% of its net assets in municipal securities of non-California municipal issuers, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of the federal alternative minimum tax), but which is subject to California state personal income tax. When the Manager believes that market conditions warrant adoption of a temporary defensive investment posture, the Acquiring Fund may invest without limit in non-California municipal issuers and in temporary investments as described below. Similarly, the Acquired Fund operates subject to a fundamental policy that under normal market conditions it will seek to invest 100% of its assets, and will invest not less than 80% of its assets, in municipal obligations the interest on which is exempt from federal income taxes (other than the alternative minimum tax) and not less than 65% of its assets in municipal obligations the interest on which is also exempt from California personal income taxes in the opinion of bond counsel to the issuers. The Acquired Fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States ("U.S. government securities"), and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Acquired Fund's monies available for investment exceed California's municipal obligations available for purchase that meet the Acquired Fund's rating, maturity and other investment criteria.

          The Acquiring Fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's Investors Services, Inc. ("Moody's") or BBB, SP-2 or A-1 by Standard & Poor's Corporation ("S&P"), or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the Manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Acquiring Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P, or comparable unrated securities. (These securities are sometimes referred to as junk bonds.) Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

          Low-rated and comparable unrated securities will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market value of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in general economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Fixed income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from the holders, such as the Acquiring Fund. If an issuer exercises these rights during periods of declining interest rates, the Acquiring Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Acquiring Fund.

          Municipal bonds purchased by the Acquired Fund must, at the time of purchase, be investment grade municipal bonds and at least two-thirds of the Acquired Fund's municipal bonds must be rated in the category of A or better. Investment grade bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or have an equivalent rating by any nationally recognized statistical rating organization; pre-refunded bonds escrowed by U.S. Treasury obligations will be considered AAA rated even though the issuer does not obtain a new rating. Up to one-third of the assets of the Acquired Fund may be invested in municipal bonds rated Baa or BBB (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Acquired Fund may invest. After the Acquired Fund purchases a municipal bond, the issuer may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Acquired Fund's portfolio but the Manager will consider such an event in determining whether the Acquired Fund should continue to hold the security. The Acquired Fund's short-term municipal obligations will be limited to high grade obligations (obligations that are secured by the full faith and credit of the United States or rated MIG1 or MIG2, VMIG1 or VMIG2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have an equivalent rating by any nationally recognized statistical rating organization or obligations determined by the Manager to be equivalent).
Among the types of short-term instruments in which the Acquired Fund may invest are floating or variable rate term demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Acquired Fund may purchase participation interests ("Participations") in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the

Acquired Fund. Participations will be purchased only if management believes interest income on such Participations will be tax-exempt when distributed as dividends to shareholders.

          Each Fund's average weighted maturity will vary from time to time based on the judgment of the Manager. The Acquiring Fund intends to focus on intermediate- and long-term obligations, that is, obligations with remaining maturities at the time of purchase of between three and twenty years. The average maturity of the Acquired Fund's bonds will typically range between five and thirty years.

          The Acquiring Fund may invest without limit in municipal leases, which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Acquiring Fund's assets that may be invested in municipal lease obligations. The Acquired Fund does not have an expressed position with respect to investing in municipal leases.

          Each Fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on California municipal securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. The Acquiring Fund may invest without limit in debt obligations that are repayable out of revenue streams generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in such obligations could involve an increased risk to the Acquiring Fund should any of the related projects or facilities experience financial difficulties.

          Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax and California state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of such Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer.

          California Municipal Securities. The two principal classifications of California municipal securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. In addition, certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities are included in the term California municipal securities, provided the interest paid thereon qualifies as excluded from gross income for federal income tax purposes and as exempt from California state personal income tax. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality.

          In attempting to achieve its investment objective, the Funds may employ, among others, the following portfolio strategies:

          When-Issued Securities. New issues of California municipal securities (and other tax-exempt obligations) frequently are offered on a when-issued basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. Each Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. When-issued securities may decline or appreciate in value before their actual delivery to a Fund. Each Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities or other high grade debt obligations in an amount equal to the purchase price of the Fund's when-issued commitments. A Fund generally will make commitments to purchase California municipal securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell such securities before the delivery date if it is deemed advisable.

          Temporary Investments. Under normal market conditions, the Acquiring Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Manager believes that market conditions warrant, including when acceptable California municipal securities are unavailable, the Acquiring Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Securities eligible for short-term investment by the Acquiring Fund under such circumstances are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding debt securities rated within the three highest grades of Moody's or S&P, and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. Since the commencement of its operations, the Acquiring Fund has not found it necessary to invest in taxable Temporary Investments and it is not expected that such action will be necessary. Similarly, the Acquired Fund may invest up to 20% of its assets in taxable fixed income securities, but only in U.S. government securities, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Acquired Fund's monies available for investments exceed California's municipal obligations available for purchase that meet the Acquired Fund's rating, maturity and other investment criteria. To the extent a Fund holds Temporary Investments, it may not achieve its investment objective.

          Financial Futures and Options Transactions. The Acquiring Fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments, if any, by the Acquiring Fund will be made solely for the purpose of hedging against the changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the Acquiring Fund. The futures contracts or options on futures contracts that may be entered into by the Acquiring Fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the Manager to correlate with the prices of the California municipal securities owned or to be purchased by the Acquiring Fund. Regulations of the Commodity Futures Trading Commission applicable to the Acquiring Fund (and the Acquired Fund) require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Acquiring Fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Code, applicable to a regulated investment company, that are described in the accompanying Prospectus of the Acquiring Fund under "Dividends, Distributions and Taxes."

          The Acquired Fund may also invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33-1/3% of its net assets would be hedged or the amount of margin deposits on the Acquired Fund's net assets would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments would be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or in market conditions but does not wish to liquidate the Acquired Fund's securities.

          Lending of Portfolio Securities. The Acquiring Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the Acquiring Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value (determined by marking to market daily) of the loaned securities. The Acquired Fund does not have an expressed policy regarding lending of portfolio securities. The risks in lending portfolio securities consist of possible delays in receiving additional collateral or in recovery of the securities or possible loss of rights in collateral should the borrower fail financially. Loans will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

          Illiquid Securities. The Acquired Fund will not invest more than 10% of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market. The Acquiring Fund adheres to an operating policy of not investing more than 15% of its net assets in illiquid securities.

          INVESTMENT RESTRICTIONS. Each Fund has adopted the following investment restrictions for the protection of shareholders. These restrictions may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the voting securities of the Fund.

          1. The Acquiring Fund may not issue senior securities, as defined in the 1940 Act and the rules and orders thereunder, except insofar as the Acquiring Fund may be deemed to have issued senior securities by reason of borrowing money or purchasing securities on a when-issued or delayed-delivery basis, purchasing or selling futures contracts and options on futures contracts and other similar instruments, and issuing separate classes of shares. The Acquired Fund does not have a similar investment restriction.

          2. The Acquiring Fund may not invest more than 25% of its total assets in securities of issuers in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. Similarly, the Acquired Fund may not invest more than 25% of its total assets taken at market value in any one industry, except that municipal obligations and securities of the U.S. government, its agencies and instrumentalities, and California municipal obligations are not considered an industry for purposes of this limitation.

          3. Neither Fund may borrow money, except that a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the respective Fund's total assets (including, in the case of the Acquiring Fund, the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Fund's total assets, such Fund will not make any additional investments. The Acquired Fund is further prohibited from mortgaging or pledging its assets, except to secure borrowing permitted by the previous sentence.

          4. Neither Fund may make loans. For the Acquiring Fund, this restriction does not apply to the purchase of the debt obligations in which the Fund may invest consistent with its investment objective and policies, repurchase agreements, and loans of its portfolio securities. For the Acquired Fund, this restriction does not apply to the purchase of bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, including the Acquired Fund's custodian.

          5. The Acquiring Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Acquiring Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities. Similarly, the Acquired Fund may not underwrite the securities of other issuers.

          6. The Acquiring Fund may not purchase or sell real estate, real estate mortgages, real estate investment trust ("REIT") securities, commodities or commodity contracts, but this shall not prevent the Acquiring Fund from investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein, holding or selling real estate received in connection with securities it holds, or trading in futures contracts and options on futures contracts. The Acquired Fund may not purchase or hold any real estate, except that it may invest in securities secured by real estate or interests therein or issued by persons (other than REITs) which deal in real estate or interests therein, and may not purchase or sell commodities and commodity contracts, except that it may invest in or sell municipal bond futures index contracts, provided immediately thereafter not more than 33-1/3% of its net assets would be hedged or the amount of margin deposits on the Acquired Fund's existing futures contracts would not exceed 5% of the value of its total assets.

          7. Neither Fund may purchase any securities on margin (except, in the case of the Acquiring Fund, for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except, in the case of the Acquiring Fund, against the box). For purposes of this restriction, the deposit or payment by the Acquiring Fund of initial maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

          8. The Acquired Fund will not invest more than 10% of its net assets in illiquid securities, including those that are not readily marketable or for which there is no established market. The Acquiring Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. This is not a fundamental investment restriction with respect to the Acquiring Fund and may be changed by the Acquiring Fund's Board of Directors at any time.

          9. The Acquired Fund may not write or purchase put, call, straddle or spread options. The Acquiring Fund may not engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the Fund may purchase and sell options on interest rate futures contracts. This is not a fundamental investment restriction with respect to the Acquiring Fund and may be changed by the Acquiring Fund's Board of Directors at any time.

Other Non-Fundamental Investment Restrictions

          1. The Acquiring Fund may not invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. This is not a fundamental investment restriction and may be changed by the Acquiring Fund's Board of Directors at any time. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets. Similarly, as a matter of operating policy, the Acquired Fund will not invest more than 5% of its assets in unseasoned issuers, including their predecessors, which have been in operation for less than three years.

          2. The Acquiring Fund may not invest in companies for the purpose of exercising control. This is not a fundamental investment restriction and may be changed by the Acquiring Fund's Board of Directors at any time. The Acquired Fund does not have a similar investment restriction.

          3. The Acquiring Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. This is not a fundamental investment restriction and may be changed by the Acquiring Fund's Board of Directors at any time. The Acquired Fund does not have a similar investment restriction.

          4. The Acquired Fund, as a matter of operating policy, will not purchase oil, gas, or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Acquired Fund may invest in the securities of issuers which operate, invest in, or sponsor such programs. The Acquiring Fund may not purchase or sell oil and gas interests. This is not a fundamental investment restriction with respect to the Acquiring Fund and may be changed by the Acquiring Fund's Board of Directors at any time.


                      INFORMATION ON SHAREHOLDERS' RIGHTS

          General. The Acquiring Fund and Smith Barney Muni Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Acquiring Fund is a Maryland corporation which was incorporated on February 17, 1984 and is governed by its Articles of Incorporation, By-Laws and Board of Directors. The Acquired Fund is a series of Smith Barney Muni Funds, which was organized on August 14, 1985 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." Smith Barney Muni Funds is governed by its Declaration of Trust, By-Laws and Trustees. Each Fund is also governed by applicable state and federal law. The Acquiring Fund has an authorized capital of 500,000,000 shares of common stock with a par value of $.01 per share. The beneficial interest in the Acquired Fund is divided into shares, all with a par value of $.001 per share. The number of authorized shares of Smith Barney Muni Funds that may be issued is unlimited. The Trustees of Smith Barney Muni Funds have authorized the issuance of twenty series of shares, each representing shares in one of twenty separate portfolios, and may authorize the issuance of additional series of shares in the future. In both the Acquiring Fund and the Acquired Fund, Class A shares, Class B shares and Class C shares represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of each Fund's Rule 12b-1 distribution plan which pertains to a particular class. Notwithstanding the foregoing, Class B shares of either Fund will convert automatically to Class A shares of such Fund, based upon relative net asset value, eight years after the date of the original purchase of such shares. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through reinvestment of dividends and distributions will be converted to Class A shares of the respective Fund at that time.

          Directors/Trustees. The By-Laws of the Acquiring Fund provide that Directors shall be elected by written ballot at any meeting of shareholders held for that purpose, and the term of office of each director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified or until his death, resignation or removal, or as otherwise provided by law. The Declaration of Trust of Smith Barney Muni Funds provides that the term of office of each Trustee shall be from the time of his or her election until the termination of the Trust or until such Trustee sooner dies, resigns or is removed. Any Director of the Acquiring Fund may be removed by the vote of at least a majority of votes then entitled to be cast for the election of Directors. A Trustee of Smith Barney Muni Funds may be removed with cause by written instrument, signed by at least two-thirds of the remaining Trustees.
Vacancies on the Boards of either the Acquiring Fund or Smith Barney Muni Funds may be filled by the Directors or Trustees, as the case may be, remaining in office. A meeting of shareholders will be required for the purpose of electing additional Directors or Trustees whenever fewer than two-thirds of the Directors of the Acquiring Fund or a majority of the Trustees of Smith Barney Muni Funds then in office were elected by shareholders.

          Voting Rights. Neither the Acquiring Fund nor the Acquired Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than two-thirds of the Directors or a majority of the Trustees holding office have been elected by shareholders. A meeting of shareholders of the Acquired Fund or the Acquiring Fund, for any purpose, must be called upon the written request of shareholders holding at least 25% of such Fund's outstanding shares, except that a meeting of shareholders of the Acquiring Fund for the purpose of removal of a Director must be called upon the written request of shareholders holding at least 10% of the Acquiring Fund's outstanding shares. On each matter submitted to a vote of the shareholders of the Acquired Fund or the Acquiring Fund, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Fund's books. With respect to the Acquiring Fund, a majority of the votes cast on an action at a shareholder meeting at which a quorum is present shall decide any questions except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or as may otherwise be set forth in the Acquiring Fund's organizational documents, or in cases where the vote is submitted to the holders of one or more but not all classes, a majority of the votes cast of the particular class affected by the matter shall decide such matter. With respect to matters relating to Smith Barney Muni Funds requiring a majority shareholder vote as described in the Declaration of Trust, a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present shall decide such matter. In cases where the vote is submitted to the holders of one or more but not all series or classes, a majority of the outstanding shares of the particular series or class affected by the matter shall decide such matter.

          Liquidation or Dissolution. In the event of the liquidation or termination of any of the portfolios of Smith Barney Muni Funds or the liquidation or dissolution of the Acquiring Fund, the shareholders of the respective Fund are entitled to receive, when, and as declared by the Trustees or Directors, as the case may be, the excess of the assets over the liabilities belonging to the liquidated or terminated portfolio of Smith Barney Muni Funds or the liquidated or dissolved Acquiring Fund, as the case may be. The assets so distributed to shareholders of Smith Barney Muni Funds will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the liquidated or terminated portfolio of the Smith Barney Muni Funds. The assets so distributed to shareholders of the Acquiring Fund will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the Acquiring Fund.

          Liability of Directors/Trustees. The Articles of Incorporation of the Acquiring Fund provide that the Directors and officers shall not be liable for monetary damages as a Director or officer, except to the extent such exemption is not permitted by law. The Acquiring Fund's By-Laws further provide that the Acquiring Fund shall indemnify each Director and officer to the fullest extent permitted by Maryland General Corporation Law. Under the Declaration of Trust and By-Laws of the Smith Barney Muni Funds, a Trustee will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust further provides that Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's actions were in or not opposed to the best interest of the Smith Barney Muni Funds or the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

          Rights of Inspection. Maryland law permits any shareholder of the Acquiring Fund or any agent of such shareholder to inspect and copy during the Acquiring Fund's usual business hours the Acquiring Fund's By-Laws, minutes of shareholder proceedings, annual statements of the Acquiring Fund's affairs and voting trust agreements on file at its principal office. Shareholders of Smith Barney Muni Funds have the same inspection rights as are permitted shareholders of a Massachusetts corporation under Massachusetts corporate law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose.

          Shareholder Liability. Under Maryland law, the Acquiring Fund's shareholders do not have personal liability for the Acquiring Fund's corporate acts and obligations. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights. Under Massachusetts law, shareholders of the Acquired Fund may, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. Smith Barney Muni Funds' Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund. The Declaration of Trust also provides indemnification out of the property of the Acquired Fund for all losses and expenses of any shareholder held personally liable for the obligations of the Acquired Fund.

          The foregoing is only a summary of certain characteristics of the operations of the Acquiring Fund and the Acquired Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents or trust documents and state laws governing each Fund for a more thorough description.


                         ADDITIONAL INFORMATION ABOUT
                 SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
                                      AND
                            SMITH BARNEY MUNI FUNDS

          SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC. Information about the Acquiring Fund is incorporated herein by reference from its current Prospectus dated April 29, 1995, as supplemented by Prospectus Supplements dated May 25, 1995, July 11, 1995, July 15, 1995 and July 20, 1995 and its Statement of Additional Information dated April 29, 1995 as supplemented on July 11, 1995. A copy of such Prospectus accompanies this Prospectus/Proxy Statement and a copy of the Statement of Additional Information is available upon request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800) 224-7523.

          SMITH BARNEY MUNI FUNDS. Information about the Acquired Fund is incorporated by reference from its current Prospectus dated November 7, 1994, as supplemented by a Prospectus Supplement dated July 26, 1995, and Smith Barney Muni Fund's Statement of Additional Information dated July 31, 1995.
A copy of such Prospectus and Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling
(800) 224- 7523.

          Both the Acquiring Fund and Smith Barney Muni Funds are subject to the informational requirements of the Exchange Act and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York,
New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                OTHER BUSINESS

          The Trustees of Smith Barney Muni Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                              VOTING INFORMATION

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Smith Barney Muni Funds to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 3:30 p.m. on November 14, 1995, at 388 Greenwich Street, New York, New York 10013 and at any adjournment or adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about October 26, 1995.
Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Plan. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the proposed Reorganization and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the

Secretary of the Acquired Fund, Christina T. Sydor, Esq., 388 Greenwich Street, New York, New York 10013. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

          Approval of the Plan will require the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding shares of the Acquired Fund, which is the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Acquired Fund. Shareholders of Class A, Class B and Class C shares of the Acquired Fund will vote together as a single class. Shareholders of the Acquired Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

          Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of Smith Barney and its affiliates and/or by TSSG. In addition, Applied Mailing Systems, Inc., an affiliate of TSSG ("Applied Mailing"), or an agent of Applied Mailing, may call shareholders to ask if they would be willing to have their votes recorded by telephone. The latter telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. The Acquired Fund has been advised by Massachusetts counsel that this telephonic voting system complies with Massachusetts law.
The aggregate cost of solicitation of the shareholders of the Acquired Fund is expected to be approximately $4,350. Expenses of the Reorganization, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement will be borne by the Acquiring Fund and the Acquired Fund in proportion to their assets.

          In the event a quorum necessary for a shareholders meeting is not present or that sufficient votes to approve the Reorganization are not received by November 14, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

          The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                       FINANCIAL STATEMENTS AND EXPERTS

          The statement of assets and liabilities of the Acquired Fund, including the schedule of investments, as of March 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the five-year period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of KPMG Peat Marwick LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.
The statement of assets and liabilities of the Acquiring Fund, including the schedule of investments, as of February 28, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, and upon the authority of such firm as experts in accounting and auditing.


                                 LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable, Baetjer and Howard, LLP as to certain matters under Maryland law.

          THE BOARD OF TRUSTEES OF THE SMITH BARNEY MUNI FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                                                  EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 23rd day of October, 1995, by and between Smith Barney California Municipals Fund Inc., a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013 (the "Acquiring Fund"), and Smith Barney Muni Funds, a Massachusetts business trust, with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its California Portfolio (the "Acquired Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of common stock of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund and the distribution, after the Closing Date herein referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquiring Fund and Smith Barney Muni Funds are registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, the Acquiring Fund is authorized to issue shares of common stock and Smith Barney Muni Funds is authorized to issue shares of beneficial interest in respect of its sub-trusts;

          WHEREAS, the Board of Trustees of Smith Barney Muni Funds has determined that the exchange of all or substantially all of the assets and scheduled liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquired Fund's shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

          WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all or substantially all the assets and scheduled liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF SCHEDULED LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

          1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Smith Barney Muni Funds agrees on behalf of the Acquired Fund to transfer the Acquired Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Class A Acquiring Fund Shares, including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class A shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Fund the number of Class B Acquiring Fund Shares, including fractional Class B Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class B shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class B Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; (iii) to deliver to the Acquired Fund the number of Class C Acquiring Fund Shares, including fractional Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class C shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class C Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iv) to assume scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

          1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all property, including, without limitation, all cash, securities and dividends or interest receivables which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

               (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The

Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

          1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Smith Barney Mutual Fund Management Inc. (the "Manager"), as adviser of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

          1.4. As provided in paragraph 3.3, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Shareholders of Class A, Class B and Class C of the Acquired Fund shall receive Class A, Class B and Class C shares, respectively, of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although any outstanding share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates on which the Acquired Fund is terminated.

          1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the Commonwealth of Massachusetts and in accordance with its governing documents.

2.   VALUATION

          2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

          2.2. The net asset value of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

          2.3. All computations of value shall be made by the Manager in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund, respectively.

3.   CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be November 17, 1995, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, or at such other time and/or place as the parties may agree.

          3.2. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3. Smith Barney Muni Funds shall deliver on behalf of the Acquired Fund at the Closing a list of the names and addresses of the Acquired Fund's Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the Chairman of the Board or the President of Smith Barney Muni Funds. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of Smith Barney Muni Funds, or provide evidence satisfactory to Smith Barney Muni Funds that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

          4.1. Smith Barney Muni Funds and the Acquired Fund represent and warrant to the Acquiring Fund as follows:

          (a) The Acquired Fund is a portfolio of Smith Barney Muni Funds, which is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) Smith Barney Muni Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

          (c) Smith Barney Muni Funds is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Smith Barney Muni Funds or the Acquired Fund is a party or by which it is bound;

          (d) Smith Barney Muni Funds has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to Smith Barney Muni Fund's knowledge threatened against Smith Barney Muni Funds with respect to the Acquired Fund or any of the Acquired Fund's properties or assets (other than that previously disclosed to the other party to the Agreement) which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Smith Barney Muni Funds or the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the ability of Smith Barney Muni Funds on behalf of the Acquired Fund to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities of the Acquired Fund for each of the seven fiscal years ended March 31, 1995 and for the period from April 3, 1987 (commencement of operations) to March 31, 1988 have been audited by KPMG Peat Marwick LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring
Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

          (g) The Acquired Fund will file its final federal and other tax returns for the period ending on the Closing Date in accordance with the Code. At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed prior to the Closing Date shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For the most recent fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

          (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund (other than Class B shares of the Acquired Fund which, under certain circumstances, are convertible into Class A shares of the Acquired Fund);

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Acquiring Fund;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Smith Barney Muni Funds' Board of Trustees, and subject to the approval of the Acquired Fund's shareholders, this Agreement, assuming due authorization, execution and delivery by the Acquiring Fund, will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

          (m) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to the Acquiring
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          4.2. The Acquiring Fund represents and warrants to the Smith Barney Muni Funds and to the Acquired Fund as follows:

          (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

          (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

          (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Fund is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or ability to consummate the transactions contemplated herein;

          (g) The Statement of Assets and Liabilities of the Acquiring Fund for the ten fiscal years ended February 28, 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For the most recent fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquiring Fund intends to do so in the future;

          (j) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund (other than Class B shares of the Acquiring Fund which, under certain circumstances, are convertible into Class A shares of the Acquiring Fund);

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Directors, and this Agreement, assuming due authorization, execution and delivery by the Acquired Fund, constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state

Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRED FUND, SMITH BARNEY MUNI FUNDS AND THE ACQUIRING
     FUND

          5.1. The Acquiring Fund and Smith Barney Muni Funds on behalf of the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

          5.2. The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

          5.5. Subject to the provisions of this Agreement, the Acquiring Fund and Smith Barney Muni Funds on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Chairman of the Board or President and the Treasurer of Smith Barney Muni Funds.

          5.7. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY MUNI FUNDS IN RESPECT OF THE ACQUIRED FUND

          The obligations of Smith Barney Muni Funds on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

          6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Christina T. Sydor, Esq., Secretary of the Acquired Fund, covering the following points:

     That (a) the Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland; (b) the Acquiring Fund is an open-end management investment company registered under the 1940 Act; (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and, assuming due authorization by Smith Barney Muni Funds on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms against the assets of the Acquiring Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (d) the Acquiring Fund Shares to be issued to the Acquired Fund for distribution to its shareholders pursuant to this Agreement have been, to the extent of the number of Acquiring Fund Shares of the particular class authorized to be issued by the Acquiring Fund in its Articles of Incorporation and then unissued, duly authorized and, subject to the receipt by the Acquiring Fund of consideration equal to the respective net asset values thereof (but in no event less than the par value thereof), such Acquiring Fund Shares, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable.

          Such opinion may state that it is solely for the benefit of Smith Barney Muni Funds, its Trustees and its officers. Such counsel may rely, as to matters governed by the laws of the State of Maryland, on an opinion of Maryland counsel.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Smith Barney Muni Funds and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of Smith Barney Muni Funds and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

          7.2. Smith Barney Muni Funds on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Smith Barney Muni Funds;

          7.3. Smith Barney Muni Funds on behalf of the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman of the Board, President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Smith Barney Muni Funds and the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

          7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell, counsel to the Acquired Fund, in a form satisfactory to Christina T. Sydor, Esq., Secretary of the Acquiring Fund, covering the following points:

     That (a) the Acquired Fund is a series of Smith Barney Muni Funds, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) Smith Barney Muni Funds is an open-end management investment company registered under the 1940 Act; and
     (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of Smith Barney Muni Funds, and this Agreement has been duly executed and delivered by Smith Barney Muni Funds and, assuming due authorization, execution and delivery by the Acquiring Fund, is a valid and binding obligation of Smith Barney Muni Funds with respect to the Acquired Fund enforceable in accordance with its terms against the assets of the Acquired Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Directors and its officers. Such counsel may rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of Massachusetts counsel.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND, SMITH BARNEY MUNI FUNDS AND THE ACQUIRING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, or Smith Barney Muni Funds on behalf of the Acquired Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Smith Barney Muni Fund's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor Smith Barney Muni Funds on behalf of the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

          8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

          8.5. The Acquired Fund shall have declared and paid a dividend or dividends on the outstanding shares of the Acquired Fund which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of the investment company taxable income of the Acquired Fund for all taxable years ending on or prior to the Closing Date. The dividend declared and paid by the Acquired Fund shall also include all of such fund's net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward);

          8.6. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to the Acquiring Fund and Smith Barney Muni Funds in respect of the Acquired Fund and satisfactory to Christina T. Sydor, Esq., as Secretary of each of the Funds, substantially to the effect that for federal income tax purposes:

     (a) the transfer of all or substantially all of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired Fund; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of scheduled liabilities of the Acquired

Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund's shareholders; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided that the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis to the Acquiring Fund of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor Smith Barney Muni Funds on behalf of the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

          9.1. The Acquiring Fund represents and warrants to Smith Barney Muni Funds on behalf of the Acquired Fund, and Smith Barney Muni Funds on behalf of the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2.  (a)  Except as may be otherwise provided herein, Smith
Barney Inc., the distributor of the Acquiring Fund and the Acquired Fund, shall be liable for the expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including the expenses of: (i) counsel and independent accountants associated with the Reorganization; (ii) printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2 hereof; (iii) any special pricing fees associated with the valuation of the Acquired Fund's or the Acquiring Fund's portfolio on the Closing Date; (iv) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (v) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization. The Acquired Fund shall be liable for: (x) all fees and expenses related to the liquidation and termination of the Acquired Fund; and (y) fees and expenses of the Acquired Fund's custodian and transfer agent incurred in connection with the Reorganization. The Acquiring Fund shall be liable for any fees and expenses of the Acquiring Fund's custodian and transfer agent incurred in connection with the Reorganization.

          (b) Consistent with the provisions of paragraph 1.3, the Acquired Fund, prior to the Closing, shall pay for or include in the unaudited Statement of Assets and Liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

          11.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of Smith Barney Muni Funds on behalf of the Acquired Fund and the Acquiring Fund; (ii) Smith Barney Muni Funds on behalf of the Acquired Fund in the event that the Acquiring Fund shall, or the Acquiring Fund in the event that Smith Barney Muni Funds or the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or
(iii) Smith Barney Muni Funds on behalf of the Acquired Fund or by the Acquiring Fund if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2. In the event of any such termination, there shall be no liability for damages on the part of either Smith Barney Muni Funds on behalf of the Acquired Fund or the Acquiring Fund or their respective Trustees, Directors or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.

12.  AMENDMENTS; WAIVERS

          12.1. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Smith Barney Muni Funds and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

          12.2. At any time prior to the Closing Date either party hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

13.  NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by hand delivery, prepaid telegraph, telecopy or certified mail addressed to Smith Barney Muni Funds, 388 Greenwich Street, 26th Floor, New York, New York 10013,
Attention: Jessica Bibliowicz; or to Smith Barney California Municipals Fund Inc., 388 Greenwich Street, 26th Floor, New York, New York 10013, Attention:
Heath B.  McLendon.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
     LIABILITY

          14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. It is expressly agreed that the obligations of Smith Barney Muni Funds in respect of the Acquired Fund shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of Smith Barney Muni Funds as provided in the Declaration of Trust of Smith Barney Muni Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Smith Barney Muni Funds and this Agreement has been executed by authorized officers of Smith Barney Muni Funds, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of Smith Barney Muni Funds as provided in Smith Barney Muni Funds' Declaration of Trust.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                     SMITH BARNEY MUNI FUNDS
                              on behalf of CALIFORNIA PORTFOLIO




/s/ Christina T. Sydor                By: /s/ Jessica Bibliowicz
Name:  Christina T. Sydor                Name:  Jessica Bibliowicz
Title: Secretary                         Title: President



Attest:                     SMITH BARNEY CALIFORNIA MUNICIPALS
                              FUND INC.




/s/ Christina T. Sydor               By: /s/ Heath B. McLendon
Name:  Christina T. Sydor               Name:  Heath B. McLendon
Title: Secretary                        Title: Chairman of the Board